              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                ON AUGUST 2, 2004


                                      SECURITIES ACT REGISTRATION NOS. 333-60561
                               INVESTMENT COMPANY ACT REGISTRATION NO. 811-08915
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                         POST-EFFECTIVE AMENDMENT NO. 11                     /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                AMENDMENT NO. 11                             /X/

                        (Check appropriate box or boxes)

                                   ----------

                    STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                     (formerly PRUDENTIAL DIVERSIFIED FUNDS)
               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-1495
                                 LORI E. BOSTROM
                               100 MULBERRY STREET
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)
                                   COPIES TO:
                                JOEL H. GOLDBERG
                             SHEARMAN & STERLING LLP
                               599 LEXINGTON AVE.
                             NEW YORK, NY 10022-6069
                         It is proposed that this filing
                              will become effective
                            (check appropriate box):

         / / immediately upon filing pursuant to paragraph (b)

         / / on (date) pursuant to paragraph (b)

         /X/ 60 days after filing pursuant to paragraph (a)(1)

         / / on (date) pursuant to paragraph (a)(1) of Rule 485
         / / 75 days after filing pursuant to paragraph (a)(2)
         / / on (date) pursuant to paragraph (a)(2) of Rule 485
         If appropriate, check the following box:
         / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered     Shares of Beneficial Interest, $.001 par value
                                         per share

================================================================================

PROSPECTUS

OCTOBER  , 2004


[STRATEGIC PARTNERS ASSET ALLOCATION FUNDS LOGO]

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS


[GRAPHIC]

SIGN UP TO RECEIVE REPORTS ON-LINE.
Go to www.icsdelivery.com/prudential/funds.
For more details, see back cover.

     CONSERVATIVE GROWTH FUND   FUND TYPE


                                OBJECTIVE
                                Seeks current income and a reasonable level of capital appreciation

     MODERATE GROWTH FUND       FUND TYPE


                                OBJECTIVE
                                Seeks capital appreciation and a reasonable level of current income

     HIGH GROWTH FUND           FUND TYPE


                                OBJECTIVE
                                Seeks long-term capital appreciation


                                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


 1  RISK/RETURN SUMMARY
 1  Investment Objectives and Principal Strategies
 8  Principal Risks
10  Evaluating Performance
14  Fees and Expenses

17  HOW THE FUNDS INVEST
17  Investment Policies
22  Other Investments and Strategies
27  Investment Risks

37  HOW THE TRUST IS MANAGED
37  Board of Trustees
37  Manager
38  Advisers and Portfolio Managers
41  Distributor

42  FUND DISTRIBUTIONS AND TAX ISSUES
42  Distributions
43  Tax Issues
44  If You Sell or Exchange Your Shares

46  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
46  How to Buy Shares
53  How to Sell Your Shares
57  How to Exchange Your Shares
58  Telephone Redemptions or Exchanges
59  Expedited Redemption Privilege

60  FINANCIAL HIGHLIGHTS

    FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY

This section highlights key information about the investment portfolios (the Funds) of Strategic Partners Asset Allocation Funds (the Trust). Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
The following summarizes the investment objective, principal strategies and principal risks for each of the Funds. For more information on the risks associated with the Funds, see "Principal Risks" below. While we make every effort to achieve the investment objective for each Fund, we can't guarantee success.

INTRODUCTION
Studies have shown that one of the greatest impacts on long-term investment returns is attributable to an investor's asset allocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than market timing or individual security selection.(1) Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on their own. Investors have increasingly looked to mutual funds as a way to diversify their investments.

The Trust is designed for investors who want investment professionals to make their asset allocation decisions. The Trust offers three Funds designed to provide investors with a means to manage their long-term investments prudently in light of their personal investment goals and risk tolerance. Each Fund pursues its investment objective by investing in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.

(1) Source: Association for Investment Management Research, "Does Asset Allocation Policy Explain 40, 90 or 100 percent of performance?" by Roger
    D. Ibbotson and Paul D. Kaplan, Financial Analysts Journal, January/February 2000.

HOW DO THE FUNDS DIFFER?
Each Fund has a distinct investment objective and is situated differently along the risk/return spectrum.

[CHART]

The risk/return balance of each Fund depends upon the proportion of assets it allocates to different types of investments. Of course, higher risk does not always result in higher returns. Historic performance is no guarantee of future results.

Prudential Investments LLC (PI or the Manager) has developed an asset allocation strategy for the Funds designed to provide a mix of investment types and styles that is appropriate for investors with conservative, moderate and aggressive investment orientations.


STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND (CONSERVATIVE GROWTH FUND). The Fund's investment objective is to seek to provide CURRENT INCOME and a reasonable level of CAPITAL APPRECIATION. The Fund may be appropriate for investors, such as those in early retirement, who need to draw income from investments while obtaining a measure of long-term capital growth as a hedge against inflation. The Fund's focus on bonds for greater stability of principal also makes it suitable for conservative investors seeking income and modest growth, especially those concerned about market volatility.


RISKS
   - Market risk
   - Style risk
   - Credit risk
   - Interest rate risk
   - Small and medium size company risk
   - Prepayment risk

   - Junk bond risk
   - Foreign market risk


STRATEGIC PARTNERS MODERATE GROWTH FUND (MODERATE GROWTH FUND). The Fund's investment objective is to seek to provide CAPITAL APPRECIATION and a reasonable level of CURRENT INCOME. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current income (E.G., investors in their 50s who are saving on a regular basis for retirement and who plan to retire in their early to mid 60s). The Fund offers a diversified approach to equities for long-term growth, but will normally maintain a substantial component of fixed-income securities to provide current income and a measure of stability.


RISKS
   - Market risk
   - Style risk
   - Small and medium size company risk
   - Foreign market risk
   - Credit risk
   - Interest rate risk
   - Prepayment risk
   - Junk bond risk


STRATEGIC PARTNERS HIGH GROWTH FUND (HIGH GROWTH FUND). The Fund's investment objective is to seek to provide long-term CAPITAL APPRECIATION. The Fund may be appropriate for investors seeking long-term capital growth. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component (E.G., investors in their 20s, 30s or 40s who are saving for retirement and who plan to retire in their early to mid
60s).


RISKS
   - Market risk
   - Style risk
   - Foreign market risk
   - Small and medium size company risk

An investor can choose any of these three Funds, depending on his or her financial situation, personal investment objectives, investment horizon and level of risk tolerance.

HOW ARE THE FUNDS MANAGED?
The Manager has contracted with several highly regarded subadvisers (called Advisers) to manage the assets of each Fund. Each Adviser manages a portion of a Fund's assets, focusing on a particular type and style of investing. The Manager monitors the performance of each Fund's Advisers and allocates the Fund's assets among its Advisers.

The Manager believes that its asset allocation strategy and multi-Adviser approach will enhance the performance of the Funds and minimize their volatility. First, the Manager has identified a select group of proven, experienced Advisers. Although each Adviser will focus the management of its Fund segment on a particular type and style of investing, the Manager believes that the combined efforts of several Advisers will result in prudently diversified Funds. Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that diversifying each Fund among a variety of investment types and styles will reduce volatility relative to the price movements of a single asset class.

CONSERVATIVE GROWTH FUND
The Fund's investment objective is to seek to provide CURRENT INCOME and a reasonable level of CAPITAL APPRECIATION. This means that we seek investments that will pay income and investments that will increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed-income and equity securities. The table identifies the Fund's Advisers and the Fund segments they manage.

                                        TARGET
                                     ALLOCATION OF                                             PRIMARY
ADVISER                              FUND'S ASSETS   ASSET CLASS                        INVESTMENT TYPE/STYLE
Jennison Associates LLC (Jennison)        15%        Equities       Growth-oriented, focusing on large-cap stocks

Jennison                                  15%        Equities       Value-oriented, focusing on large-cap stocks

RS Investment Management, LP               5%        Equities       Growth-oriented, focusing on small-cap and mid-cap stocks
  (RS Investments)

EARNEST Partners (EARNEST)                 5%        Equities       Value-oriented, focusing on small-cap and mid-cap stocks

Pacific Investment Management             40%        Fixed Income   High-quality debt instruments
  Company LLC (PIMCO)

Prudential Investment Management,         20%        Fixed Income   High-yield debt, including junk bonds and emerging market debt
  Inc. (PIM)

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest up to 60% of its total assets in DEBT OBLIGATIONS of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES. The debt obligations held by the Fund will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based bond market index.

We may invest up to 35% of the Fund's total assets in HIGH-YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- including up to 25% of total assets in securities rated below B by Standard & Poor's (S&P), Moody's Investors Service (Moody's) or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated.

We may also invest up to 25% of the Fund's total assets in non-U.S. dollar denominated FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets.

The Fund will normally invest up to 40% of its total assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES OF ALL MARKET CAPITALIZATION RANGES. The Fund may invest up to 15% of its total assets in non-U.S. dollar denominated STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. The Fund considers "foreign" securities to be only those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro -- a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar denominated foreign debt obligations or stocks.

MODERATE GROWTH FUND
The Fund's investment objective is to seek to provide CAPITAL APPRECIATION and a reasonable level of CURRENT INCOME. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities. The table below identifies the Fund's Advisers and the Fund segments they manage.

                                        TARGET
                                     ALLOCATION OF                                             PRIMARY
ADVISER                              FUND'S ASSETS   ASSET CLASS                        INVESTMENT TYPE/STYLE
Jennison                                  20%        Equities       Growth-oriented, focusing on large-cap stocks

Jennison                                  20%        Equities       Value-oriented, focusing on large-cap stocks

RS Investments                           7.5%        Equities       Growth-oriented, focusing on small-cap and mid-cap stocks

EARNEST                                  7.5%        Equities       Value-oriented, focusing on small-cap and mid-cap stocks

Lazard Asset Management (Lazard)          10%        International  Stocks of foreign companies
                                                     Equities

PIMCO                                     20%        Fixed Income   High-quality debt instruments

PIM                                       15%        Fixed Income   High-yield debt, including junk bonds and emerging markets debt

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest up to 65% of its total assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES OF ALL MARKET CAPITALIZATION RANGES. The Fund may invest up to 25% of its total assets in non-U.S. dollar denominated STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. The Fund considers "foreign" securities to be only those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro -- a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar denominated foreign debt obligations or stocks.

The Fund will normally invest up to 35% of its total assets in DEBT OBLIGATIONS of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the

U.S. government). These investments may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES. The debt obligations held by the Fund will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based market index.

We may invest up to 35% of the Fund's total assets in HIGH-YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- including 25% of total assets in securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated.

We may also invest up to 25% of the Fund's total assets in non-U.S. dollar denominated FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets.

HIGH GROWTH FUND
The Fund's investment objective is to seek to provide long-term CAPITAL APPRECIATION. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The table below identifies the Fund's Advisers and the Fund segments they manage.

                                        TARGET
                                     ALLOCATION OF                                           PRIMARY
ADVISER                              FUND'S ASSETS   ASSET CLASS                      INVESTMENT TYPE/STYLE
Jennison                                  25%        Equities       Growth-oriented, focusing on large-cap stocks

Jennison                                  25%        Equities       Value-oriented, focusing on large-cap stocks

RS Investments                            15%        Equities       Growth-oriented, focusing on small-cap and mid-cap stocks

EARNEST                                   15%        Equities       Value-oriented, focusing on small-cap and mid-cap stocks

Lazard                                    20%        International  Stocks of foreign companies
                                                     Equities

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest substantially all of its assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES OF ALL MARKET CAPITALIZATION RANGES. The Fund may invest up to 35% of its total assets in non-U.S. dollar denominated STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. The Fund considers "foreign" securities to be only those stocks of foreign companies that are denominated in foreign currencies (including the euro -- a multinational currency unit). Therefore, the limitation described above on the amount of the Fund's total assets that may be invested in the stocks of foreign companies does not apply to U.S. dollar denominated foreign stocks.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. The following summarizes the principal risks of investing in the Funds. Unless otherwise indicated, the following risks apply to each of the Funds.

MARKET RISK FOR COMMON STOCKS
Since the Funds invest in common stocks, there is the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity market as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

SMALL- AND MEDIUM-SIZE COMPANY RISK
Each Fund has segments that are invested in stocks of small- and medium-size companies. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.

STYLE RISK
Since some of the Fund segments focus on either a growth or value style, there is the risk that a particular style may be out of favor for a period of time.

CREDIT RISK
The debt obligations in which the CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

MARKET RISK FOR DEBT OBLIGATIONS
Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

INTEREST RATE RISK
Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

FOREIGN MARKET RISK
Investing in foreign securities involves more risk than investing in securities of U.S. issuers. Foreign markets -- especially emerging markets -- tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. The amount of income available for distribution may be affected by a Fund's foreign currency gains or losses and certain hedging activities. In addition, political developments and changes in currency exchange rates may adversely affect the value of a Fund's foreign securities.

OTHER PRINCIPAL RISKS
The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may invest in mortgage-related securities and asset-backed securities, which are subject to PREPAYMENT RISK. If these securities are prepaid, a Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities.

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may invest in below-investment-grade securities -- also known as "JUNK BONDS" -- which have a higher risk of default and tend to be less liquid than higher-rated securities. These Funds may also invest in debt obligations of foreign issuers. Investing in foreign securities presents additional risks.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more detailed information about risks associated with the Fund, see "How the Funds Invest -- Investment Risks."

EVALUATING PERFORMANCE
A number of factors -- including risk -- can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of operations. The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad measure of market performance and/or a group of similar mutual funds. The returns of market indexes and mutual fund peer groups, which do not include the effect of any sales charges or taxes that may apply for investors in the Funds. Market index returns also do not reflect mutual fund operating expenses. Returns would be lower if they included the effect of these factors. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class B shares and after-tax returns for other classes will vary.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

[CHART]

CONSERVATIVE GROWTH FUND

ANNUAL RETURNS* (CLASS A SHARES)

1999    10.07%
2000     3.58%
2001     2.51%
2002    -7.59%
2003


BEST QUARTER:    % (   quarter of    ) WORST QUARTER:    % (    quarter of    )


* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. (Without the distribution and service (12b-1) fee waiver, the annual return would have been lower, too.)


  The total return of the Fund's Class A shares from 1-1-04 to 6-30-04 was    %.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)



                                                               ONE YEAR   FIVE YEARS   SINCE INCEPTION
Class A shares                                                       %          %         % (since 11-18-98)
Class C shares                                                                              (since 11-18-98)
Class M shares(2)                                                 N/A        N/A       N/A  (since   -  -04)
Class R shares(2)                                                 N/A        N/A       N/A  (since   -  -04)
Class X shares(2)                                                 N/A        N/A       N/A  (since   -  -04)
Class Z shares                                                                              (since 11-18-98)

CLASS B SHARES

Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

S&P 500(3)
Customized Blend(4)
Lipper Average(5)


(1) The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares, returns would have been lower.

(2) Class M, Class R, and Class X shares are new, and therefore, no performance information is available for these share classes.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
(4) Customized Benchmark for Conservative Growth Fund: a model portfolio consisting of the S&P Barra Value Index (15%), S&P Barra Growth Index (15%) the Russell 2000 Value Index (5%), the Lehman Aggregate Bond Index (40%) and the Lehman Brothers High Yield Bond Index (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.
    Source: Lipper Inc.
(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Funds category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source:
    Lipper Inc.

[CHART]

MODERATE GROWTH FUND

ANNUAL RETURN* (CLASS A SHARES)


1999    16.52%
2000     0.75%
2001    -4.39%
2002   -13.41%
2003



BEST QUARTER:    % (   quarter of     ) WORST QUARTER:    % (     quarter of   )

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return
  of the Fund's Class A shares from 1-1-04 to 6-30-04 was    %.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)



                                                               ONE YEAR   FIVE YEARS   SINCE INCEPTION
Class A shares                                                        %         %         % (since 11-18-98)
Class C shares                                                                              (since 11-18-98)
Class M shares(2)                                                  N/A       N/A       N/A  (since   -  -04)
Class R shares(2)                                                  N/A       N/A       N/A  (since   -  -04)
Class X shares(2)                                                  N/A       N/A       N/A  (since   -  -04)
Class Z shares                                                                              (since 11-18-98)

CLASS B SHARES

Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

S&P 500(3)                                                      -22.09
Customized Blend(4)                                             -13.13
Lipper Average(5)                                               -21.74


(1) The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares, returns would have been lower.

(2) Class M, Class R and Class X shares are new, and therefore, no performance information is available for these share classes.
(3) The S&P 500 -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
(4) Customized Benchmark for Moderate Growth Fund: a model portfolio consisting of the S&P Barra Value Index (20%), the S&P Barra Growth Index (20%), the Russell 2000 Value Index (7.5%), the Russell 2000 Growth Index (7.5%), the MSCI EAFE Index (10%), the Lehman Aggregate Bond Index (20%) and the Lehman Brothers High Yield Index (15%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Core Funds category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected.
    Source: Lipper Inc.

[CHART]

HIGH GROWTH FUND

ANNUAL RETURN* (CLASS A SHARES)

1999    27.28%
2000    -1.97%
2001    -9.74%
2002   -20.67%
2003


BEST QUARTER:    % (   quarter of     ) WORST QUARTER:     % (    quarter of   )

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return
  of the Fund's Class A shares from 1-1-04 to 6-30-04 was   %.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)



                                                               ONE YEAR   FIVE YEARS   SINCE INCEPTION
Class A shares                                                       %          %         % (since 11-18-98)
Class C shares                                                                              (since 11-18-98)
Class M shares(2)                                                 N/A        N/A       N/A  (since   -  -04)
Class R shares(2)                                                 N/A        N/A       N/A  (since   -  -04)
Class X shares(2)                                                 N/A        N/A       N/A  (since   -  -04)
Class Z shares                                                                              (since 11-18-98)

CLASS B SHARES

Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

S&P 500(3)
Customized Blend(4)
Lipper Average(5)


(1) The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares, returns would have been lower.

(2) Class M, Class R and Class X shares are new, and therefore, no performance information is available for these share classes.
(3) The S&P 500 -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
(4) Customized Benchmark for High Growth Fund: a model portfolio consisting of the S&P Barra Value Index (25%), the S&P Barra Growth Index (25%), the Russell 2000 Value Index (15%), the Russell 2000 Growth Index (15%), the MSCI EAFE Index (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.
(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-cap Core Funds category and does not include the effect of any sales charges. These returns would be lower if sales charges were reflected.
    Source: Lipper Inc.

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of a Fund -- Classes A, B, C and Z. Each share class has different sales charges -- known as loads -- and expenses, but represents an investment in the same Fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS A     CLASS B     CLASS C     CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)            5%       None           1%(4)    None
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                  1%(2)       5%(3)       1%(5)    None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions          None        None        None        None
Redemption fee                                         None        None        None        None
Exchange fee                                           None        None        None        None

(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.
(2) Investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).
(3) The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
(4) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
(5) Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                    CLASS A     CLASS B     CLASS C     CLASS Z
CONSERVATIVE GROWTH FUND
Management fees
+ Distribution and service (12b-1) fees
+ Other expenses
= TOTAL ANNUAL FUND OPERATING EXPENSES

MODERATE GROWTH FUND
Management fees
+ Distribution and service (12b-1) fees
+ Other expenses
= TOTAL ANNUAL FUND OPERATING EXPENSES

HIGH GROWTH FUND
Management fees
+ Distribution and service (12b-1) fees
+ Other expenses
= TOTAL ANNUAL FUND OPERATING EXPENSES


(1) The distributor of the Funds currently is voluntarily reducing its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. It is expected that this fee reduction will terminate on or about March 31, 2004.

EXAMPLE
This example will help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                          ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
CONSERVATIVE GROWTH FUND
Class A shares
Class B shares
Class C shares
Class Z shares

MODERATE GROWTH FUND
Class A shares
Class B shares
Class C shares
Class Z shares

HIGH GROWTH FUND
Class A shares
Class B shares
Class C shares
Class Z shares

You would pay the following expenses on the same investment if you did not sell your shares:


                                          ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
CONSERVATIVE GROWTH FUND
Class A shares
Class B shares
Class C shares
Class Z shares

MODERATE GROWTH FUND
Class A shares
Class B shares
Class C shares
Class Z shares

HIGH GROWTH FUND
Class A shares
Class B shares
Class C shares
Class Z shares

HOW THE FUNDS INVEST

INVESTMENT POLICIES

CONSERVATIVE GROWTH FUND
The Fund's investment objective is to seek to provide CURRENT INCOME and a reasonable level of CAPITAL APPRECIATION. This means that we seek investments that will pay income and increase in value. The Fund seeks to achieve its objective by pinvesting in a diversified portfolio of fixed-income and equity securities.

MODERATE GROWTH FUND
The Fund's investment objective is to seek to provide CAPITAL APPRECIATION and a reasonable level of CURRENT INCOME. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities.

HIGH GROWTH FUND
The Fund's investment objective is to seek to provide long-term CAPITAL APPRECIATION. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

FIXED-INCOME SEGMENTS
The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS normally invest up to 60% and 35%, respectively, of the relevant Fund's total assets in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES and FOREIGN GOVERNMENTS and their agencies. PIMCO and PIM manage the fixed-income segments of these Funds.

We may invest up to 35% of each of these Funds' total assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- including securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the Adviser believes are comparable in quality. The Fund will buy securities rated below B opportunistically, when the securities' values appear attractive relative to the Adviser's perception of the underlying credit quality.

Each of these Funds can invest up to 25% of its total assets in non-U.S. dollar denominated FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets, including (but not limited to) Brady Bonds.

Each of these Funds may also invest up to 5% of its total assets in EVENT-LINKED BONDS, the return of principal and payment of interest on which depends on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon.

The Advisers of each of these Funds' fixed-income segments each focus on a particular type of investing.

PIMCO focuses primarily on INVESTMENT-GRADE DOMESTIC AND FOREIGN DEBT OBLIGATIONS -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that PIMCO believes are comparable in quality.

PIM focuses primarily on HIGH-YIELD DOMESTIC AND FOREIGN DEBT OBLIGATIONS, including junk bonds and debt obligations of issuers from emerging markets.

In choosing debt obligations for each of these Funds, PIMCO and PIM consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. PIMCO and PIM also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit. They also consider factors such as yield, duration and potential for price or currency appreciation, as well as credit quality, maturity and risk.

MORTGAGE-RELATED SECURITIES
The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. government or its agencies include obligations of the Federal National Mortgage Association (FNMA) and the Government National Mortgage Association (GNMA) and debt securities issued by the Federal Home Loan Mortgage Corporation. The U.S. government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage pass-through securities include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTICLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multiclass pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-backed securities vary with changes in market interest rates, generally, and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

ASSET-BACKED SECURITIES
The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, CREDIT RELATED ASSET-BACKED SECURITIES may be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

EQUITY SEGMENTS
The CONSERVATIVE GROWTH, MODERATE GROWTH and HIGH GROWTH FUNDS normally invest up to 40%, 65% and 100%, respectively, of the relevant Fund's total assets in STOCKS OF U.S. AND FOREIGN COMPANIES. The Conservative Growth, Moderate Growth and High Growth Funds may invest up to 15%, 25% and 35%, respectively, of the relevant Fund's total assets in non-U.S. dollar denominated stocks of companies located in foreign countries, including developing countries. The Funds consider "foreign" securities to be only those stocks of foreign companies that are denominated in foreign currencies (including the euro -- a multinational currency unit). Therefore, the limitation on the amount of a Fund's total assets that may be invested in the stock of foreign companies does not apply to U.S. dollar denominated foreign stocks. Jennison, RS Investments and EARNEST manage portions of the equity segments of each Fund. In addition, Lazard selects international equity investments for up to 10% and 20% of the total assets of the MODERATE GROWTH and HIGH GROWTH FUNDS, respectively.

Each Fund may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRs), AMERICAN DEPOSITARY SHARES (ADSs), GLOBAL DEPOSITARY RECEIPTS (GDRs) and EUROPEAN DEPOSITARY RECEIPTS (EDRs). ADRs, ADSs, GDRs and EDRs are certificates -- usually issued by a bank or trust company -- that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and may be valued in foreign currencies.

The Advisers of each Fund's equity segments each focus on a particular type and style of investing.

JENNISON focuses on STOCKS OF LARGE COMPANIES using a GROWTH INVESTMENT STYLE. Jennison selects stocks of companies that it believes will experience earnings growth at a faster rate than that of the U.S. economy in general. Jennison looks for stocks of companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics. Jennison will consider selling a security when it thinks the security has achieved its growth potential, or when Jennison thinks it can find better growth opportunities.

Jennison also focuses on STOCKS OF LARGE COMPANIES using a VALUE INVESTMENT STYLE. Jennison selects stocks that it believes are undervalued, given the company's earnings, cash flow or asset values. Jennison looks for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) the company experiences a deterioration of fundamentals in which earnings do not emerge as expected; (3) the catalyst condition for buying the stock no longer exists; or (4) the price of the stock deteriorates from the purchase price without a reasonable explanation.

RS INVESTMENTS focuses on STOCKS OF SMALL- AND MEDIUM-SIZE COMPANIES, using a GROWTH INVESTMENT STYLE. RS Investments selects stocks of companies that it believes to have potential to rapidly grow revenues, earnings or cash flow. Although RS Investments may find these companies in growing industries, its strategy targets companies with sustainable competitive advantages, like unique products or proprietary technology, that may provide these companies with growth opportunities regardless of the growth outlook of the industry. RS Investments will consider selling a security when it thinks the security has achieved its growth potential, or when RS Investments thinks it can find better growth opportunities.

EARNEST Partners focuses on STOCKS OF SMALL- AND MEDIUM-SIZED COMPANIES, using A VALUE INVESTMENT STYLE. EARNEST Partners employs a fundamental analysis screening process, called Return Pattern Recognition(R), which identifies factors that EARNEST Partners believes to be helpful in selecting stocks that will outperform the Russell 2000 Value Index. EARNEST Partners' investment team conducts intensive fundamental analysis on the highest-ranking stocks identified by its Return Pattern Recognition(R) model. EARNEST Partners' fundamental company analysis consists of an industry review, a competitive framework analysis, review of the company's current and prospective financials, an assessment of the effect of current news on the company and an evaluation of the company's management. EARNEST Partners controls risk by using a statistical approach called "downside deviation," which measures and controls the prospects of substantially underperforming the broader small- and medium-size company market. EARNEST Partners will sell a portfolio holding when it identifies meaningful adverse information that would cause the holding to fail the fundamental review described above. In addition, since EARNEST Partners seeks to hold a consistent number of equity securities in the segment, it will replace a portfolio holding if it identifies a more promising investment.

With respect to the MODERATE GROWTH and HIGH GROWTH FUNDS, LAZARD focuses on STOCKS OF FOREIGN COMPANIES using a VALUE INVESTMENT STYLE. Lazard looks for stocks that it believes to be undervalued based on the company's earnings, cash flow or asset values. Lazard will consider selling a stock if it has increased in value to the point where Lazard no longer considers it to be undervalued.

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve each Fund's objective, we can't guarantee success. Except for certain investment restrictions described in the SAI, the Board of Trustees (the Board) can change the investment objective and policies of each Fund without obtaining shareholder approval.

CASH MANAGEMENT
To the extent that any segment of the Funds has uninvested assets, PIM will manage these assets until the Adviser responsible for such assets requires them for investment in accordance with the Adviser's investment type or style. PIM will invest such assets primarily in high-quality, short-term money market instruments.

OTHER INVESTMENTS AND STRATEGIES
In addition to their principal strategies described above, we may also use the following investment strategies to increase the Funds' returns or protect their assets if market conditions warrant.

MONEY MARKET INSTRUMENTS
Each Fund may invest in high-quality MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government.

Each Fund will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. Each Fund may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The HIGH GROWTH FUND uses money market instruments for cash management purposes only.

U.S. GOVERNMENT SECURITIES
Each Fund may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. government.

Each Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association, are not backed by the full faith and credit of the U.S. government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. government sometimes "strips" its debt obligations into their component parts: the U.S. government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in MONEY MARKET INSTRUMENTS or U.S. government securities. Investing heavily in these securities limits our ability to achieve each Fund's investment objective, but can help to preserve a Fund's assets when securities markets are unstable.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
Each Fund may enter into REVERSE REPURCHASE AGREEMENTS. When a Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each enter into DOLLAR ROLLS. When a Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

REPURCHASE AGREEMENTS
Each Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for a Fund and is, in effect, a loan by the Fund. The HIGH GROWTH FUND uses repurchase agreements for cash management purposes only.

CONVERTIBLE AND PREFERRED SECURITIES
Each Fund may also invest in CONVERTIBLE AND PREFERRED SECURITIES, including convertible bonds, convertible preferred stock and non-convertible preferred stock. These are securities -- like bonds, corporate notes and preferred stock -- that can convert into the company's common stock or some other equity security.

COLLATERALIZED-DEBT OBLIGATIONS (CDOs)
The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in COLLATERALIZED DEBT OBLIGATIONS (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of the investable assets of each Fund.

CREDIT-LINKED SECURITIES
The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in CREDIT-LINKED SECURITIES. Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

DERIVATIVE STRATEGIES
We may use various derivatives strategies to try to improve a Fund's returns. We may also use hedging strategies to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. The derivatives in which the Funds may invest include, but are not limited to, FUTURES, OPTIONS AND OPTIONS ON FUTURES AND SWAPS. In addition, each Fund may enter into FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES. Each Fund may also use "CURRENCY HEDGES" to help protect its net asset value (NAV) from declining if a particular foreign currency were to decrease in value against the U.S. dollar.

Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset a Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

OPTIONS
Each Fund may purchase and sell put and call options on securities, swap agreements, securities indexes, futures contracts and currencies traded on U.S. or foreign securities exchanges or on the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. government securities. A Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS AND FOREIGN CURRENCY FORWARD CONTRACTS
A Fund may purchase and sell financial futures contracts and related options with respect to, among other things, debt securities, aggregates of debt securities, interest rates, currencies, financial indexes or U.S. Government securities. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date or to make or receive a cash payment based on the value of a securities index or some other asset, at a future date. The terms of futures contracts are generally standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may also invest in futures contracts on interest rate swaps to hedge the Fund's assets; that is, to attempt to protect the Fund's assets from a decline in value. Each Fund also may enter into foreign currency forward contracts to attempt to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily. For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

SHORT SALES
The Funds may make SHORT SALES of a security. This means that a Fund may sell a security that it does not own when it thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Each Fund may also make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

ADDITIONAL STRATEGIES
Each Fund may also use additional strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each enter into SWAP TRANSACTIONS, including interest rate, index, credit, long and short credit default, currency, and total return swaps agreements (or a combination of these swap agreements or other similar swap agreements) or options on swap agreements. The swap may, among other things, preserve a return or spread on a particular investment or portion of a Fund, protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or transfer or allocate credit risk.

Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

Each Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

It is not a principal strategy of any Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, as a result of the strategies described above, a Fund may have an annual portfolio turnover rate of over 100%. For the fiscal year ended July 31, 2004, the CONSERVATIVE GROWTH, MODERATE GROWTH and HIGH GROWTH FUNDS had annual portfolio
turnover rates of     %,     % and   %, respectively. Portfolio turnover is
generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the Advisers or as a result of reallocations among Advisers. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect a Fund's performance. It also can result in the Fund's generating more short-term capital gain rather than long-term capital gain, causing more dividends to shareholders to be taxable as ordinary income rather than as long-term capital gain.

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Funds is no exception. Since a Fund's holdings can vary significantly from broad market indexes, performance of the Funds can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal investments the Funds may make. Unless otherwise noted, a Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, "Description of the Funds, Their Investments and Risks" in the SAI.

INVESTMENT TYPE

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
COMMON STOCKS                           -  Individual stocks could lose                 -  Historically, stocks have
Conservative Growth Fund                   value                                           outperformed other
Up to 40%                                                                                  investments over the long term
                                        -  The equity markets could go
Moderate Growth Fund                       down, resulting in a decline                 -  Generally, economic growth
Up to 65%                                  in value of a Fund's                            leads to higher corporate
                                           investments                                     profits, which leads to an
High Growth Fund Up to 100%                                                                increase in stock prices,
                                        -  Companies that pay                              known as capital
                                           dividends may not do so if                      appreciation
                                           they don't have profits or
                                           adequate cash flow                           -  May be a source of dividend
                                                                                           income
                                        -  Changes in economic or political
                                           conditions, both domestic and
                                           international may result in a decline
                                           in the value of a Fund's investments

SMALL AND MEDIUM                        -  Stocks of smaller companies                  -  Highly successful smaller
CAPITALIZATION STOCKS                      are more volatile and may                       companies can outperform
Conservative Growth Fund                   decline more than those in                      larger ones
Approximately 10%                          the S&P 500

Moderate Growth Fund                    -  Small and medium-size
Approximately 15%                          companies are more likely to
                                           reinvest earnings and not pay
High Growth Fund                           dividends
Approximately 30%
                                        -  Changes in interest rates may affect
                                           the securities of small- and
                                           medium-size companies more than the
                                           securities of larger companies

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
FIXED-INCOME OBLIGATIONS                -  A Fund's holdings, share                     -  Bonds have generally
Conservative Growth Fund                   price, yield and total return                   outperformed money market
Up to 60%                                  will fluctuate in response to                   instruments over the long
                                           bond market movements                           term with less risk than
Moderate Growth Fund                                                                       stocks
Up to 35%                               -  Credit risk -- the risk that
                                           the default of an issuer would               -  Most bonds will rise in value
                                           leave a Fund with unpaid                        when interest rates fall
                                           interest or principal. The
                                           lower an instrument's quality,               -  A source of regular interest
                                           the higher its potential                        income
                                           volatility
                                                                                        -  Generally more secure than
                                        -  Market risk -- the risk that                    stocks since companies must
                                           the market value of an                          pay their debts before paying
                                           investment may move down,                       stockholders
                                           sometimes rapidly or
                                           unpredictably. Market risk                   -  Investment-grade obligations
                                           may affect an industry, a                       have a lower risk of default
                                           sector, or the market as a
                                           whole                                        -  Bonds with longer maturity
                                                                                           dates typically have higher
                                        -  Interest rate risk -- the value                 yields
                                           of most bonds will fall when
                                           interest rates rise: the longer              -  Intermediate-term securities
                                           a bond's maturity and the                       may be less susceptible to
                                           lower its credit quality, the                   loss of principal than longer-
                                           more its value typically falls.                 term securities
                                           It can lead to price volatility,
                                           particularly for junk bonds
                                           and stripped securities

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
FOREIGN SECURITIES                      -  Foreign markets, economies                   -  Investors can participate in
Conservative Growth Fund                   and political systems,                          the growth of foreign markets
Up to 25%                                  particularly those in                           through the Fund's
                                           developing countries, may not                   Investment in companies
Moderate Growth Fund                       be as stable as in the U.S.                     operating in those markets
Up to 25%
                                        -  Currency risk -- changing                    -  May profit from changing
High Growth Fund                           value of foreign currencies                     value of foreign currencies
Up to 35% (foreign equity                  can cause losses
securities only)                                                                        -  Opportunities for
                                        -  May be less liquid than U.S.                    diversification
                                           stocks and bonds
                                                                                        -  Principal and interest on
                                        -  Differences in foreign laws,                    foreign government securities
                                           accounting standards, public                    may be guaranteed
                                           information, custody and
                                           settlement practices provide
                                           less reliable information on
                                           foreign investments and
                                           involve more risk

                                        -  Investments in emerging
                                           markets securities are
                                           subject to greater volatility
                                           and price declines

                                        -  Not all government securities
                                           are insured or guaranteed by
                                           the government, but only by
                                           the issuing agency

U.S. GOVERNMENT SECURITIES              -  Some are not insured or                      -  Regular interest income
All Funds                                  guaranteed by the U.S.
                                           government, but only by the                  -  The U.S. government
Percentage varies; up to 100%              issuing agency                                  guarantees interest and
on a temporary basis, no limit                                                             principal payments on certain
on the fixed income portion of          -  Limits potential for capital                    securities
each Fund                                  appreciation
                                                                                        -  Generally more secure than
                                        -  See market risk                                 lower quality debt securities
                                                                                           and equity securities
                                        -  See interest rate risk
                                                                                        -  May preserve a Fund's assets

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
MONEY MARKET INSTRUMENTS                -  Limits potential for capital                 -  May preserve a Fund's assets
All Funds                                  appreciation and achieving a
                                           Fund's objective
Up to 35% on a normal basis
and up to 100% on a temporary           -  Credit risk -- the risk that
basis (the fixed income portion            the default of an issuer would
of Conservative Growth and                 leave a Fund with unpaid
Moderate Growth Fund may hold              interest or principal
money market investments
consistent with its investment          -  Market risk -- the risk that
objectives)                                the market value of an
                                           investment may move up or
                                           down. Market risk may affect
                                           an industry, a sector or the
                                           market as a whole

MORTGAGE-RELATED                        -  Prepayment risk -- the risk                  -  Regular interest income
SECURITIES                                 that the underlying mortgage
Conservative Growth and                    may be prepaid partially or                  -  The U.S. government
Moderate Growth Funds                      completely, generally during                    guarantees interest and
                                           periods of falling interest                     principal payments on certain
Percentage varies,                         rates, which could adversely                    securities
Up to 10%                                  affect yield to maturity and
                                           could require a Fund to                      -  May benefit from security
                                           reinvest in lower-yielding                      interest in real estate
                                           securities                                      collateral

                                        -  Credit risk -- the risk that                 -  Pass-through instruments
                                           the underlying mortgages will                   provide greater
                                           not be paid by debtors or by                    diversification than direct
                                           credit insurers or guarantors                   ownership of loans
                                           of such instruments. Some
                                           private mortgage securities
                                           are unsecured or secured by
                                           lower-rated insurers or
                                           guarantors and thus may
                                           involve greater risk

                                        -  See market risk under "Fixed
                                           Income Obligations", above

                                        -  See interest rate risk under
                                           "Fixed Income Obligations",
                                           above

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
HIGH-YIELD DEBT SECURITIES              -  Higher credit risk than                      -  May after higher interest
(JUNK BONDS)                               higher-grade debt securities                    income than higher-grade
Conservative Growth and                                                                    debt securities and higher
Moderate Growth Funds                   -  Higher market risk than                         potential gains
                                           higher-grade debt securities
Up to 35%, usually less than
10%; up to 25% in securities            -  More volatile than higher-
rated below B                              grade debt securities

                                        -  May be more illiquid (harder to value
                                           and sell), in which case valuation
                                           would depend more on the Adviser's
                                           judgment than is generally the case
                                           with higher-rated securities

ASSET-BACKED SECURITIES                 -  See prepayment risk under                    -  Regular interest income
Conservative Growth and                    mortgage-related securities
Moderate Growth Funds                      above                                        -  Prepayment risk is generally
                                                                                           lower than with mortgage-
Percentage varies,                      -  The security interest in the                    related securities
Up to 10%                                  underlying collateral may not
                                           be as great as with                          -  Pass-through instruments
                                           mortgage-related securities                     provide greater
                                                                                           diversification than direct
                                        -  Credit risk -- the risk that                    ownership of loans
                                           the underlying receivables
                                           will not be paid by debtors or
                                           by credit insurers or
                                           guarantors of such
                                           instruments. Some asset-
                                           backed securities are
                                           unsecured or secured by
                                           lower-rated insurers or
                                           guarantors and thus may
                                           involve greater risk

                                        -  See market risk under "Fixed
                                           Income Obligations", above

                                        -  See interest rate risk under
                                           "Fixed Income Obligations",
                                           above

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
COLLATERALIZED DEBT                     -  The CDO's underlying                         -  Greater diversification than
OBLIGATIONS (CDOs)                         obligations may not be                          direct investment in assets
Conservative Growth and                    authorized investments for
Moderate Growth Funds                      the Fund                                     -  May offer higher yield due to
                                                                                           their structure
Up to 5%                                -  A CDO is a derivative, and is
                                           subject to credit, liquidity
                                           and market risks, as well
                                           as volatility

                                        -  Limited liquidity because of
                                           transfer restrictions and no
                                           organized trading market

CREDIT-LINKED SECURITIES                -  The issuer of the credit-linked              -  Regular stream of payments
Conservative Growth and                    security may default or go
Moderate Growth Funds                      bankrupt                                     -  Pass-through instruments
                                                                                           provide greater
Up to 15%                               -  Credit risk of the corporate                    diversification than direct
                                           credits underlying the credit                   investments
                                           default swaps
                                                                                        -  May offer higher yield due to
                                        -  Typically private negotiated                    their structure
                                           transactions, resulting in
                                           limited liquidity or no
                                           liquidity

                                        -  See market risk under "Fixed Income
                                           Obligations" above and prepayment
                                           risk under Mortgage-Related
                                           Securities above

                                        -  See risks under "Swaps"
                                           below

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
DERIVATIVES                             -  The value of derivatives (such               -  A Fund could make money
All Funds                                  as futures and options) that                    and protect against losses if
                                           are used to hedge a portfolio                   the investment analysis
Percentage varies,                         security is determined                          proves correct
Up to 15%                                  independently from that
                                           security and could result in a               -  One way to manage a Fund's
                                           loss to a Fund when the price                   risk/return balance is by
                                           movement of the derivative                      locking in the value of an
                                           does not correlate with a                       investment ahead of time
                                           change in the value of the
                                           portfolio security                           -  Derivatives that involve
                                                                                           leverage could generate
                                        -  Derivatives used for risk                       substantial gains at low cost
                                           management may not have
                                           the intended effects and may                 -  May be used to hedge against
                                           result in losses or missed                      changes in currency
                                           opportunities                                   exchange rates

                                        -  The other party to a
                                           derivatives contract could
                                           default

                                        -  Derivatives can increase share price
                                           volatility and those that involve
                                           leverage could magnify losses

                                        -  Certain types of derivatives
                                           involve costs to a Fund,
                                           which can reduce returns

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
REVERSE REPURCHASE                      -  May magnify underlying                       -  May magnify underlying
AGREEMENTS                                 investment losses                               investment gains
All Funds

                                        -  Investment costs may exceed
Combined with dollar rolls, up             potential underlying
to 33 1/3%, usually less than 10%          investment gains

DOLLAR ROLLS
Conservative Growth and
Moderate Growth Funds

Combined with reverse
repurchase agreements, up to
33 1/3%, usually less than 10%

WHEN ISSUED AND DELAYED-
DELIVERY SECURITIES
All Funds

Percentage varies, usually less
than 10%

BORROWING                               -  Leverage borrowing for                       -  Leverage may magnify
All Funds                                  investments may magnify                         investment gains
                                           losses

Up to 33 1/3%, usually                  -  Interest costs and investment
less than 10%                              fees may exceed potential
                                           investment gains

STRIPPED SECURITIES                     -  More volatile than securities                -  Value rises faster when
Conservative Growth and                    that have not separated                         interest rates fall
Moderate Growth Funds                      principal and interest

Percentage varies                       -  Mortgage-backed stripped
                                           securities have more pre-
                                           payment and interest rate
                                           risk than other mortgage-
                                           related securities

% OF FUNDS' ASSETS                      RISKS                                           POTENTIAL REWARDS
SWAPS                                   -  Speculative technique                        -  Helps protect the return on on
Conservative Growth and                    including risk of loss of                       investment
Moderate Growth Funds                      interest payment swapped

Up to 15% of net assets                 -  May be difficult to value
                                           precisely

                                        -  May be difficult to sell at the
                                           time or price desired

                                        -  The other party to a swap
                                           agreement could default

ILLIQUID SECURITIES                     -  May be difficult to value                    -  May offer a more attractive
All Funds                                  precisely                                       yield or potential for growth
                                                                                           than more widely traded
Up to 15% of net assets                 -  May be difficult to sell at the                 securities
                                           time or price desired

ADJUSTABLE/FLOATING RATE                -  Value lags value of fixed-rate               -  Can take advantage of rising
SECURITIES                                 securities when interest rates                  interest rates
Conservative Growth and                    change
Moderate Growth Funds

Percentage varies

HOW THE TRUST IS MANAGED

BOARD OF TRUSTEES
The Board of Trustees (the Board) oversees the actions of the Manager, the Advisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of each Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


Under a management agreement with the Trust, PI manages each Fund's investment operations and administers its business affairs. PI is also responsible for all investment advisory services and supervising the Advisers. For the fiscal year ended July 31, 2004, each Fund paid to PI management fees equal to an annual rate of 0.75% of its average net assets.


Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Advisers.


PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2004, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as investment manager or administrator to closed-end investment companies, with aggregate assets of
approximately     billion.


PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with unaffiliated Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of each Fund still have the right to terminate these agreements for a Fund at any time by a vote of the majority of outstanding shares of that Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order.

ADVISERS AND PORTFOLIO MANAGERS

INTRODUCTION
The Advisers are responsible for the day-to-day management of each Fund segment that they manage, subject to the supervision of PI and the Board. The Advisers are paid by PI, not the Trust.

The Advisers manage segments within the Funds, focusing on a particular investment type and style. The Manager allocates daily cash inflows (I.E., purchases and reinvested dividends) and outflows (I.E., redemptions and expense items) among the segments of each Fund. By using several Advisers for each Fund, and by periodically rebalancing each Fund in accordance with its asset allocation strategy, the Manager seeks long-term benefits from a balance of different investment disciplines. The Manager believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds and help reduce their volatility. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Fund may experience wash transactions -- where one Adviser buys a security at the same time another Adviser sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.

The following sets forth certain information about each of the Advisers.

JENNISON ASSOCIATES LLC

JENNISON managed approximately $    billion in assets as of June 30, 2004.
Jennison has served as an investment adviser since 1969 and has advised mutual funds since 1990. Jennison's address is 466 Lexington Avenue, New York, NY 10017.


KATHLEEN A. McCARRAGHER and MICHAEL A. DEL BALSO have managed the large-capitalization growth equity segments of the Funds since February 1999 and May 2000, respectively.

Ms. McCarragher is a Director and Executive Vice President of Jennison, and is Jennison's Head of Growth Equity. Prior to joining Jennison in 1998, Ms. McCarragher spent six years with Weiss, Peck & Greer L.L.C. where she was a managing director and the Director of Large Cap Growth Equities.

Mr. Del Balso is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Del Balso is also Jennison's Director of Research for Growth Equities. He is a member of The New York Society of Security Analysts, Inc.

David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.

Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997.


PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM)
PIM is a wholly owned subsidiary of Prudential, a major diversified insurance and financial services company. The address of PIM is Prudential Plaza, 751 Broad Street, Newark, NJ 07102.


PIM's High Yield Team, headed by PAUL E. APPLEBY, is primarily responsible for overseeing the day-to-day management of the high yield fixed-income segments of the Conservative Growth and Moderate Growth Funds. Mr. Appleby has 17 years of general investment experience. He has been with Prudential since 1987, and holds a B.S. in Economics from the Wharton School of Business and an M.B.A from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation.

The PIM High Yield Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of PIM's Investment Policy Committee and each Fund's investment restrictions and policies. In addition, PIM's Credit Research team of analysts supports the High Yield Team using bottom-up fundamentals, as well as economic and industry trends. As of June 30,
2004, PIM's High Yield Team had $     billion of assets under management.


RS INVESTMENT MANAGEMENT, LP (RS INVESTMENTS)

RS Investments is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of June 30, 2004, the firm
managed over $     billion in no-load mutual funds, institutional accounts and alternative investments. The principal office of RS Investments is at 388 Market St., Suite 1700, San Francisco, California 94111.


BILL WOLFENDEN, a principal of RS Investments and lead portfolio manager of its small-cap growth accounts, manages the RS Investments segment of the Fund. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.


EARNEST PARTNERS is a wholly owned subsidiary of EARNEST Holdings, LLC, an employee-owned company in which Paul E. Viera, Jr. (whose background is described below) holds a controlling interest. Founded in 1998, EARNEST Partners
had $     billion in assets under management as of June 30, 2004. The address of
EARNEST Partners is 75 14th St., Suite 2300, Atlanta, GA 30309.


PAUL E. VIERA, JR., Chief Executive Officer and Partner of EARNEST Partners, manages the EARNEST Partners segment of each Fund. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.

LAZARD ASSET MANAGEMENT LLC (LAZARD)

LAZARD is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. Lazard provides investment management services to both individual and institutional clients. As of June 30, 2004, Lazard and its
global affiliates had approximately $     billion in assets under management.
The address of Lazard is 30 Rockefeller Plaza, New York, NY 10112.


HERBERT W. GULLQUIST and JOHN R. REINSBERG have managed the international equity segments of the Moderate Growth and High Growth Funds since their inception. Mr. Gullquist, Chief Investment Officer and Co-CEO of Lazard, has been with Lazard since 1982. Mr. Reinsberg is a Managing Director of Lazard and has been with Lazard since 1992.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors LP (ADAM LP). Allianz AG (Allianz) is the indirect majority owner of ADAM LP Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in

ADAM L.P. PIMCO has specialized in fixed income investing since the firm was
established in 1971. As of June 30, 2004, PIMCO had approximately $    billion
in assets under management. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.


WILLIAM H. GROSS, Managing Director, Chief Investment Officer and founding member of PIMCO, has, since the inception of the investment-grade fixed income segments of the Conservative Growth and Moderate Growth Funds, led a portfolio management team responsible for developing and implementing an investment-grade fixed income investment strategy for each of these segments. Mr. Gross has been associated with PIMCO since 1971. He has a B.A. from Duke University and an M.B.A. from UCLA Graduate School of Business. CHRIS DIALYNAS, a Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group, has managed the investment-grade fixed-income segments of the Conservative Growth and Moderate Growth Funds since May 2000. Mr. Dialynas has been associated with PIMCO since 1980. He has a B.A. from Pomona College and an M.B.A. in Finance from The University of Chicago Graduate School of Business.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Trust's Class A, B, C, M, R, X and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund pays DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and other distributions from a Fund may also be subject to state and local income taxes.

Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
Each Fund distributes DIVIDENDS of any net investment income to shareholders on a regular basis as shown below.

FUND                                                 DIVIDENDS DECLARED AND PAID
CONSERVATIVE GROWTH FUND                                               QUARTERLY
MODERATE GROWTH FUND                                               SEMI-ANNUALLY
HIGH GROWTH FUND                                                        ANNUALLY

For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from each Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

Each Fund also distributes realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total capital gains are greater than any capital losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security. If a security is held for more than one year before it is sold, any gain recognized will be LONG-TERM capital gain which is generally taxed at rates of up to 15%, but if the security is held for one year or less, any gain recognized will be SHORT-TERM capital gain which is taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. To the extent a Fund's income is derived from certain dividends received from U.S. corporations, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction.

For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders may be eligible for the 70% dividends-received deduction for certain dividends paid by a Fund.

Under recently enacted legislation, certain dividends received by non-corporate shareholders (including individuals) may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain. Such rate generally would not apply to dividends received from the international and fixed income segments of the Fund.


WITHHOLDING TAXES
If federal tax law requires you to provide the Trust with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of a Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when distributions are paid out, the value of each share of the Fund decreases by the amount of the distribution and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES

                +$   CAPITAL GAIN
                     (taxes owed)
RECEIPTS
FROM SALE  $         OR

                -$   CAPITAL LOSS
                     (offset against gain)

If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Fund at a loss, you may have a capital loss, which together with any such losses from other sources you may use to offset certain capital gains you have.

If you sell shares of a Fund and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire shares of a Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of a Fund for the shares of another Strategic Partners or JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a "TAXABLE EVENT." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B, CLASS M AND CLASS X SHARES
We have obtained a legal opinion that the conversion of Class B, Class M and Class X shares into Class A shares -- which happens automatically approximately seven, eight or ten years, respectively, after purchase -- is not a "taxable event" because it does not involve an actual sale of your Class B, Class M and Class X shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Convert to Class A Shares" in the next section.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, Class R and Class Z shares of the Funds, although Class R and Class Z shares are available only to a limited group of investors. Class M and Class X shares are not offered to new purchases, but are exchangeable with other Class M and Class X shares, respectively, offered by other Strategic Partners funds. Dividends paid on Class M and Class X shares will continue to be reinvested in Class M and Class X shares.

Multiple share classes let you choose a cost structure that meets your needs:
  - Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.
  - Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
  - Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:
  - The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.
  - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.
  - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  - Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class B shares exceeding these amounts generally will not be accepted.
  - Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class C shares above these amounts generally will not be accepted.
  - Because Class R and Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class R or Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. Although the Fund is unable to monitor or enforce the above limitations for underlying shareholders submitting orders through omnibus accounts, the Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of these limitations.


SHARE CLASS COMPARISON. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                  CLASS A           CLASS B            CLASS C
Minimum purchase amount(1)     $1,000           $1,000            $2,500

Minimum amount for
 subsequent purchases(1)       $100             $100              $100

Maximum initial sales charge   5.50% of         None              1% of the
                               the public                         public
                               offering price                     offering price(2)

Contingent Deferred            1%(4)            If sold during:   1% on sales
 Sales Charge (CDSC)(3)                         Year 1       5%   made within
                                                Year 2       4%   12 months of
                                                Year 3       3%   purchase(2)
                                                Year 4       2%
                                                Years 5/6    1%
                                                Year 7       0%

Annual distribution and        .30 of 1%        1%                1%
 service (12b-1) fees shown
 as a percentage of average
 net assets(5)

                                   CLASS M        CLASS R         CLASS X        CLASS Z
Minimum purchase amount(1)     [$1,000]          None             [$1,000]         None

Minimum amount for
 subsequent purchases(1)       [$100]            None             [$100]           None

Maximum initial sales charge   None              None             None             None

Contingent Deferred            If sold during:   .75 of 1%   If sold during:(6)    None
 Sales Charge (CDSC)(3)        Year 1       6%               Year 1       6%
                               Year 2       5%               Year 2       5%
                               Year 3       4%               Year 3/4     4%
                               Year 4       3%               Year 5       3%
                               Year 5/6     2%               Year 6/7     2%
                               Year 7       1%               Year 8       1%
                               Year 8       0%               Year 9/10    0%

Annual distribution and        1%                None        1%                    None
 service (12b-1) fees shown
 as a percentage of average
 net assets(5)



(1) The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services -- Automatic Investment Plan."

(2) 1.01% of the net amount invested.

(3) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."


(4) Investors who purchase $1 million or more of Class A shares and sell shares within 12 months of purchase are subject to a 1% CDSC.

(5) These distribution and service fees are paid from each Fund's assets on a continuous basis. The service fee for each of Class A, Class B, Class C and Class R shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee), .75 of 1% for each of Class B and Class C shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. For the period ending September 30, 2005, the Distributor has contractually agreed to reduce its distribution and serivce (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R share.

(6) In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.


                          SALES CHARGE AS % OF   SALES CHARGE AS % OF     DEALER
AMOUNT OF PURCHASE           OFFERING PRICE        AMOUNT INVESTED      REALLOWANCE
Less than $25,000                 5.50%                 5.26%              4.75%
$25,000 to $49,999                5.00%                 4.71%              4.25%
$50,000 to $99,999                4.50%                 4.17%              3.75%
$100,000 to $249,999              3.75%                 3.36%              3.00%
$250,000 to $499,999              2.75%                 2.56%              2.40%
$500,000 to $999,999              2.00%                 2.04%              1.90%
$1 million to $4,999,999          None                  None               None



* If you invest $1 million or more, you can buy only Class A shares unless you qualify to buy Class R or Class Z shares. Investors who purchase $1 million or more of Class A shares and sell shares within 12 months of purchase are subject to a 1% CDSC.

** For investments of $5 million to $9,999,999, the dealer allowance is 0.50%.
   For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:
  - Invest with an eligible group of related investors
  - Buy Class A shares of two or more Strategic Partners mutual funds at the same time
  - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Strategic Partners or JennisonDryden mutual fund shares that you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation). In addition, if you owned Class A shares of a Fund on September 4, 2001, these shares may help you qualify for subsequent purchases of Class A shares of Strategic Partners or JennisonDryden mutual funds at reduced sales charges. Class A shares of the Funds purchased after September 4, 2001, however, do not enable you to qualify for reduced sales charges on purchases of Class A shares of Strategic Partners or JennisonDryden mutual funds.
  - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Strategic Partners or JennisonDryden mutual funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if it meets the required minimum for amount of assets, average account balance or number of eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under
Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a rabbi trust or a non-qualified deferred compensation plan.

MUTUAL FUND PROGRAMS. Waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with the Distributor relating to:
  - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; or
  - Mutual fund "supermarket" programs where the sponsor links its client's accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investments advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of the Manager and its affiliates, investment advisers of Strategic Partners or JennisonDryden mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares."

QUALIFYING FOR CLASS Z SHARES
Class Z shares of a Fund can be purchased by any of the following:
  - Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan -- in combination with other plans sponsored by the same employer or group of related employers -- has at least $50 million in defined contribution assets,
  - Current and former Trustees of the Strategic Partners or JennisonDryden mutual funds, including the Trust,
  - The Manager or an investment adviser or one of their respective affiliates, with an investment of $10 million or more, or
  - Qualified stock tuition programs (529 plans).


QUALIFYING FOR CLASS R SHARES
Class R shares are offered for sale to cetain retirement plans, including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at
(800) 353-2847.


PAYMENT TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A, Class R or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B, CLASS M AND CLASS X SHARES CONVERT TO CLASS A SHARES
If you buy Class B, Class M or Class X shares and hold them for approximately seven years, eight years or ten years (eight years in the case of Class X shares purchased prior to August 19, 1998), respectively, we will automatically convert them into Class A shares without charge. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M and Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B, Class M and Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B, Class M and Class X Shares."


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of a Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. A Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur

[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

with U.S.-traded securities. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline but before capital shares are processed, the NAV you receive may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Fund as of the close of the security's primary market.

We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. (We do not price, and you will not be able to purchase or redeem, a Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed.) Conversely, a Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine a Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class R and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Class M and Class X are closed to new purchases.


Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in a Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly or quarterly, semi-annual or annual redemption checks. Remember, sales of Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semiannual report, which contain important financial information about your Fund. To reduce Fund expenses, we may send one annual shareholder report, one semiannual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of a Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions.

When you sell shares of a Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC).

If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sales of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible financial institution" if:
  - You are selling more than $100,000 of shares,
  - You want the redemption proceeds made payable to someone that is not in our records,
  - You want the redemption proceeds sent to some place that is not in our records, or
  - You are a business or a trust.

An "eligible financial institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sales of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase (seven years in the case of Class X shares purchased prior to August 19, 1998), you will have to pay a CDSC. In addition, investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  - Amounts representing shares you purchased with reinvested dividends and distributions

  - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares (seven years in the case of Class X shares purchased prior to August 19, 1998), and
  - Amounts representing the cost of shares held beyond the CDSC period, (12 months for Class A shares (in certain cases), six years for Class B shares and 12 months for Class C shares seven years for Class M shares and eight years for Class X shares (seven years in the case of Class X shares purchased prior to August 19, 1998)).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years; the CDSC for Class M shares is 6% in the first year, 5% in the second, 4% in the third, 3% in the fourth, 2% in the fifth and sixth years, and 1% in the seventh year; the CDSC for Class X shares is 6% in the first year, 5% in the second, 4% in the third and fourth years, 3% in the fifth, 2% in the sixth and seventh years, and 1% in the eighth year (in the case of Class X shares purchased prior to August 19, 1998, the CDSC is 6% in the first year, 5% in the second, 4% in the third, 3% in the fourth, 2% in the fifth and sixth year, and 1% in the seventh year). The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 12 months of purchase. As previously noted, Class A shares are subject to a CDSC in certain cases of 1% that is applied to Class A shares sold within 12 months of purchase. For Class A, Class B, Class C, Class M and Class X shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC -- CLASS B, CLASS M AND CLASS X SHARES
The CDSC will be waived if the Class B, Class M and Class X shares are sold:

  - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  - On certain sales effected through a Systematic Withdrawal Plan.


For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Waiver of Contingent Deferred Sales Charge -- Class B, Class M and Class X Shares."


WAIVER OF THE CDSC -- CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sales of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement plan or account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and accounts and you must submit a withholding form with your request to avoid delay. If your retirement plan or account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in any other Strategic Partners or JennisonDryden mutual funds, as well as shares of Special Money Market Fund, Inc. (Special Money Fund) if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Strategic Partners or JennisonDryden mutual fund, but you can't exchange Class A shares for Class B, Class C, Class M, Class R, Class X or Class Z shares. Shares of a Fund also may be exchanged into the Special Money Fund. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class B shares within approximately six years of your original purchase, Class C shares within 18 months of your original purchase, Class M shares within seven years of your original purchase or Class X shares within eight years of your original purchase (seven years in the case of Class X shares purchased prior to August 19, 1998), you must still pay the applicable CDSC. If you have exchanged Class B, Class C, Class M or Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have available to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. Each Fund will notify a market timer of rejection of an exchange or purchase order. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Trust at
(800) 225-1852 before 4:00 p.m., New York time to receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the relevant Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Sales of Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS


The financial highlights will help you evaluate each Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of that particular Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated, except that there is no financial performance information available for Class M, Class R and Class X shares as of the date of this Prospectus because these Classes are new.


A copy of each Fund's annual report is available, upon request at no charge, as described on the back cover of this prospectus.

CONSERVATIVE GROWTH FUND: CLASS A SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE(b)                    2004         2003      2002(c)         2001         2000
Net asset value, beginning of period                         $     8.81   $     9.95   $    11.06   $    10.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               .24          .26          .37          .37
Net realized and unrealized gain (loss)
  on investments and foreign currencies                             .89        (1.15)        (.30)         .82
Total from investment operations                                   1.13         (.89)         .07         1.19
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.23)        (.25)        (.36)        (.37)
Distributions from net realized capital gains                        --           --         (.82)        (.12)
Total dividends and distributions                                  (.23)        (.25)       (1.18)        (.49)
Net asset value, end of period                               $     9.71   $     8.81   $     9.95   $    11.06
Total return(a)                                                   13.08%       (9.10)%       1.00%       11.73%

RATIOS/SUPPLEMENTAL DATA                                           2003      2002(c)         2001         2000
Net assets, end of period (000)                              $   27,364   $   20,234   $   16,760   $   14,514
Average net assets (000)                                     $   22,847   $   18,414   $   15,985   $   12,535
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             1.51%        1.62%        1.72%        1.73%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.26%        1.37%        1.47%        1.48%
Net investment income                                              2.66%        2.71%        3.61%        3.46%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                             269%         338%         334%         244%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investor Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and decrease the ratio of net investment income from 2.72% to 2.71%. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

CONSERVATIVE GROWTH FUND: CLASS B SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE(b)                    2004         2003      2002(c)         2001         2000
Net asset value, beginning of period                         $     8.79   $     9.93   $    11.05   $    10.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               .18          .19          .29          .29
Net realized and unrealized gain (loss)
  on investments and foreign currencies                             .88        (1.15)        (.29)         .82
Total from investment operations                                   1.06         (.96)          --         1.11
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.16)        (.18)        (.30)        (.29)
Distributions from net realized capital gains                        --           --         (.82)        (.12)
Total dividends and distributions                                  (.16)        (.18)       (1.12)        (.41)
Net asset value, end of period                               $     9.69   $     8.79   $     9.93   $    11.05
Total return(a)                                                   12.27%       (9.81)%        .34%       10.89%

RATIOS/SUPPLEMENTAL DATA                                           2003      2002(c)         2001         2000
Net assets, end of period (000)                              $   90,029   $   68,841   $   62,177   $   43,838
Average net assets (000)                                     $   78,562   $   67,736   $   52,433   $   36,574
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             2.26%        2.37%        2.47%        2.48%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.26%        1.37%        1.47%        1.48%
Net investment income                                              1.93%        1.97%        2.84%        2.70%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investor Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

CONSERVATIVE GROWTH FUND: CLASS C SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE(b)                    2004         2003      2002(c)         2001         2000
Net asset value, beginning of period                         $     8.79   $     9.93   $    11.05   $    10.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               .17          .19          .29          .28
Net realized and unrealized gain (loss)
  on investments and foreign currencies                             .89        (1.15)        (.29)         .83
Total from investment operations                                   1.06         (.96)          --         1.11
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.16)        (.18)        (.30)        (.29)
Distributions from net realized capital gains                        --           --         (.82)        (.12)
Total dividends and distributions                                  (.16)        (.18)       (1.12)        (.41)
Net asset value, end of period                               $     9.69   $     8.79   $     9.93   $    11.05
Total return(a)                                                   12.27%       (9.81)%        .34%       10.89%

RATIOS/SUPPLEMENTAL DATA                                           2003      2002(c)         2001         2000
Net assets, end of period (000)                              $   37,429   $   25,419   $   14,626   $   11,301
Average net assets (000)                                     $   31,449   $   18,350   $   12,763   $   12,954
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             2.26%        2.37%        2.47%        2.48%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.26%        1.37%        1.47%        1.48%
Net investment income                                              1.91%        1.97%        2.84%        2.63%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Effective August 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

CONSERVATIVE GROWTH FUND: CLASS Z SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE(b)                    2004         2003      2002(c)         2001         2000
Net asset value, beginning of period                         $     8.81   $     9.95   $    11.05   $    10.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               .26          .28          .38          .35
Net realized and unrealized gain (loss)
  on investments and foreign currencies                             .90        (1.14)        (.28)         .85
Total from investment operations                                   1.16         (.86)         .10         1.20
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.25)        (.28)        (.38)        (.40)
Distributions from net realized capital gains                        --           --         (.82)        (.12)
Total dividends and distributions                                  (.25)        (.28)       (1.20)        (.52)
Net asset value, end of period                               $     9.72   $     8.81   $     9.95   $    11.05
Total return(a)                                                   13.45%       (8.87)%       1.30%       11.84%

RATIOS/SUPPLEMENTAL DATA                                           2003      2002(c)         2001         2000
Net assets, end of period (000)                              $    3,714   $    2,250   $    1,432   $      471
Average net assets (000)                                     $    3,139   $    1,773   $      949   $   12,534
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             1.26%        1.37%        1.47%        1.48%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.26%        1.37%        1.47%        1.48%
Net investment income                                              2.90%        2.96%        3.78%        3.30%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Effective August 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gains per share by $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

MODERATE GROWTH FUND: CLASS A SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE(b)                    2004         2003         2002         2001         2000
Net asset value, beginning of period                         $     8.86   $    10.70   $    12.03   $    10.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               .15          .19          .24          .26
Net realized and unrealized gain (loss)
  on investments and foreign currencies                            1.02        (1.76)        (.83)        1.25
Total from investment operations                                   1.17        (1.57)        (.59)        1.51
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.14)        (.27)        (.14)        (.26)
Distributions from net realized capital gains                        --           --         (.60)        (.08)
Total dividends and distributions                                  (.14)        (.27)        (.74)        (.34)
Net asset value, end of period                               $     9.89   $     8.86   $    10.70   $    12.03
Total return(a)                                                   13.29%      (14.92)%      (4.89)%      13.96%

RATIOS/SUPPLEMENTAL DATA                                           2003         2002         2001         2000
Net assets, end of period (000)                              $   58,862   $   50,559   $   58,517   $   48,786
Average net assets (000)                                     $   51,006   $   57,234   $   56,627   $   34,809
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             1.49%        1.48%        1.54%        1.49%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.24%        1.23%        1.29%        1.24%
Net investment income                                              1.66%        1.68%        2.18%        2.27%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                             158%         217%         246%         155%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based on weighted average shares outstanding during the period.

MODERATE GROWTH FUND: CLASS B SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE(b)                    2004         2003         2002         2001         2000
Net asset value, beginning of period                         $     8.83   $    10.63   $    12.01   $    10.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               .08          .11          .16          .17
Net realized and unrealized gain (loss)
  on investments and foreign currencies                            1.03        (1.75)        (.84)        1.23
Total from investment operations                                   1.11        (1.64)        (.68)        1.40
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.08)        (.16)        (.10)        (.16)
Distributions from net realized capital gains                        --           --         (.60)        (.08)
Total dividends and distributions                                  (.08)        (.16)        (.70)        (.24)
Net asset value, end of period                               $     9.86   $     8.83   $    10.63   $    12.01
Total return(a)                                                   12.58%      (15.56)%      (5.72)%      12.88%

RATIOS/SUPPLEMENTAL DATA                                           2003         2002         2001         2000
Net assets, end of period (000)                              $  129,759   $  107,775   $  117,664   $   99,950
Average net assets (000)                                     $  113,902   $  116,960   $  109,534   $   79,855
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             2.24%        2.23%        2.29%        2.24%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.24%        1.23%        1.29%        1.24%
Net investment income                                               .91%         .93%        1.43%        1.48%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based on weighted average shares outstanding during the period.

MODERATE GROWTH FUND: CLASS C SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE(b)                    2004         2003         2002         2001         2000
Net asset value, beginning of period                         $     8.83   $    10.63   $    12.01   $    10.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               .08          .11          .16          .17
Net realized and unrealized gain (loss)
  on investments and foreign currencies                            1.03        (1.75)        (.84)        1.23
Total from investment operations                                   1.11        (1.64)        (.68)        1.40
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.08)        (.16)        (.10)        (.16)
Distributions from net realized capital gains                        --           --         (.60)        (.08)
Total dividends and distributions                                  (.08)        (.16)        (.70)        (.24)
Net asset value, end of period                               $     9.86   $     8.83   $    10.63   $    12.01
Total return(a)                                                   12.58%      (15.56)%      (5.72)%      12.88%

RATIOS/SUPPLEMENTAL DATA                                           2003         2002         2001         2000
Net assets, end of period (000)                              $   77,008   $   47,165   $   34,021   $   28,040
Average net assets (000)                                     $   59,626   $   40,465   $   30,623   $   25,835
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             2.24%        2.23%        2.29%        2.24%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.24%        1.23%        1.29%        1.24%
Net investment income                                               .89%         .95%        1.43%        1.44%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based on weighted average shares outstanding during the period.

MODERATE GROWTH FUND: CLASS Z SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE(b)                    2004         2003         2002         2001         2000
Net asset value, beginning of period                         $     8.87   $    10.72   $    12.05   $    10.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               .16          .22          .25          .27
Net realized and unrealized gain (loss) on
  investments and foreign currencies                               1.03        (1.77)        (.82)        1.27
Total from investment operations                                   1.19        (1.55)        (.57)        1.54
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.16)        (.30)        (.16)        (.28)
Distributions from net realized capital gains                        --           --         (.60)        (.08)
Total dividends and distributions                                  (.16)        (.30)        (.76)        (.36)
Net asset value, end of period                               $     9.90   $     8.87   $    10.72   $    12.05
Total return(a)                                                   13.54%      (14.70)%      (4.75)%      14.18%

RATIOS/SUPPLEMENTAL DATA                                           2003         2002         2001         2000
Net assets, end of period (000)                              $    8,679   $    2,749   $    4,272   $    1,348
Average net assets (000)                                     $    4,090   $    4,262   $    2,685   $    4,102
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             1.24%        1.23%        1.29%        1.24%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.24%        1.23%        1.29%        1.24%
Net investment income                                              1.86%        1.93%        2.39%        2.11%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based on weighted average shares outstanding during the period.

HIGH GROWTH FUND: CLASS A SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE                       2004      2003(b)         2002      2001(b)        2000(d)
Net asset value, beginning of period                         $     8.38   $    10.70   $    12.95     $    11.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       (.03)        (.03)          --(c)          --(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                     1.18        (2.27)       (1.27)          2.14
Total from investment operations                                   1.15        (2.30)       (1.27)          2.14
LESS DISTRIBUTIONS:
Dividends in excess of net investment
  income                                                             --           --           --           (.43)
Distributions from net realized capital gains                        --         (.02)        (.98)          (.28)
Total dividends and distributions                                    --         (.02)        (.98)          (.71)
Net asset value, end of period                               $     9.53   $     8.38   $    10.70     $    12.95
Total return(a)                                                   13.72%      (21.49)%     (10.09)%        18.99%

RATIOS/SUPPLEMENTAL DATA                                        2003(b)         2002      2001(b)        2000(b)
Net assets, end of period (000)                              $   35,897   $   30,337   $   39,528     $   35,678
Average net assets (000)                                     $   31,290   $   36,151   $   39,128     $   27,528
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees and
  service (12b-1) fees(d)                                          1.71%        1.57%        1.64%          1.54%
Expenses, excluding distribution fees and
  service (12b-1) fees                                             1.46%        1.32%        1.39%          1.29%
Net investment income                                              (.31)%       (.35)%        .02%           .01%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                              89%          98%          83%            67%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Less than $.005 per share.
(d) The distributor of the Fund contractually agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

HIGH GROWTH FUND: CLASS B SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE                       2004      2003(b)         2002      2001(b)      2000(b)
Net asset value, beginning of period                         $     8.20   $    10.55   $    12.86   $    11.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       (.09)        (.11)        (.08)        (.09)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                     1.14        (2.22)       (1.25)        2.12
Total from investment operations                                   1.05        (2.33)       (1.33)        2.03
LESS DISTRIBUTIONS:
Distributions in excess of net investment
  income                                                             --           --           --         (.36)
Distributions from net realized capital gains                        --         (.02)        (.98)        (.28)
Total dividends and distributions                                    --         (.02)        (.98)        (.64)
Net asset value, end of period                               $     9.25   $     8.20   $    10.55   $    12.86
Total return(a)                                                   12.80%      (22.08)%     (10.66)%      18.13%

RATIOS/SUPPLEMENTAL DATA                                        2003(b)         2002      2001(b)      2000(b)
Net assets, end of period (000)                              $   76,430   $   70,043   $   86,941   $   79,793
Average net assets (000)                                     $   67,723   $   82,953   $   84,949   $   60,994
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             2.46%        2.32%        2.39%        2.29%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.46%        1.32%        1.39%        1.29%
Net investment income (loss)                                      (1.07)%      (1.09)%       (.72)%       (.71)%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.

HIGH GROWTH FUND: CLASS C SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE                       2004      2003(b)         2002      2001(b)      2000(b)
Net asset value, beginning of period                         $     8.20   $    10.55   $    12.86   $    11.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       (.09)        (.09)        (.08)        (.09)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                     1.14        (2.24)       (1.25)        2.12
Total from investment operations                                   1.05        (2.33)       (1.33)        2.03
LESS DISTRIBUTIONS:
Distributions in excess of net investment
  income                                                             --           --           --         (.36)
Distributions from net realized capital gains                        --         (.02)        (.98)        (.28)
Total dividends and distributions                                    --         (.02)        (.98)        (.64)
Net asset value, end of period                               $     9.25   $     8.20   $    10.55   $    12.86
Total return(a)                                                   12.80%      (22.08)%     (10.66)%      18.13%

RATIOS/SUPPLEMENTAL DATA                                        2003(b)         2002      2001(b)      2000(b)
Net assets, end of period (000)                              $   47,616   $   37,468   $   36,507   $   31,636
Average net assets (000)                                     $   39,926   $   38,874   $   35,387   $   26,413
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                             2.46%        2.32%        2.39%        2.29%
Expenses, excluding distribution and
  service (12b-1) fees                                             1.46%        1.32%        1.39%        1.29%
Net investment income (loss)                                      (1.06)%      (1.09)%       (.73)%       (.73)%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.

HIGH GROWTH FUND: CLASS Z SHARES

For the fiscal year ended July 31, 2004, the financial highlights were part of
the financial statements audited by               , independent auditors, whose
report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (fiscal periods ended 7-31)


PER SHARE OPERATING PERFORMANCE                      2004      2003(b)           2002      2001(b)      2000(b)
Net asset value, beginning of period                        $     8.45     $    10.77   $    12.98   $    11.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                        --(c)        (.01)         .03          .02
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                    1.19          (2.29)       (1.26)        2.14
Total from investment operations                                  1.19          (2.30)       (1.23)        2.16
LESS DISTRIBUTIONS:
Dividends in excess of net investment
  income                                                            --             --           --         (.46)
Distributions from net realized capital gains                       --           (.02)        (.98)        (.28)
Total dividends and distributions                                   --           (.02)        (.98)        (.74)
Net asset value, end of period                              $     9.64     $     8.45   $    10.77   $    12.98
Total return(a)                                                  14.08%        (21.35)%      (9.74)%      19.23%

RATIOS/SUPPLEMENTAL DATA                                       2003(b)           2002      2001(b)      2000(b)
Net assets, end of period (000)                             $    2,589     $    1,897   $    3,413   $    1,318
Average net assets (000)                                    $    2,767     $    2,778   $    2,270   $   25,793
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                            1.46%          1.32%        1.39%        1.29%
Expenses, excluding distribution and
  service (12b-1) fees                                            1.46%          1.32%        1.39%        1.29%
Net investment income                                             (.02)%         (.10)%        .23%         .12%



(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Less than $.005 per share.

Notes

Notes

Notes

Notes

Notes

FOR MORE INFORMATION

Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:

- MAIL
  Prudential Mutual Fund Services LLC
  P.O. Box 8098

  Philadelphia, PA 19101

- TELEPHONE

  (800) 225-1852

  (732) 482-7555 (from outside the U.S.)

- WEBSITE
  www.strategicpartners.com

E-DELIVERY

  To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the CHANGE/CANCEL ENROLLMENT option at the icsdelivery website address.


- Outside Brokers should contact:
  Prudential Investment Management Services LLC
  P.O. Box 8310

  Philadelphia, PA 19101

- TELEPHONE

  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:


- MAIL

  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102


- ELECTRONIC REQUEST

  publicinfo@sec.gov

  Note: The SEC charges a fee to copy documents

- IN PERSON

  Public Reference Room in Washington, DC

  For hours of operation, call (202) 942-8090

- VIA THE INTERNET

  on the EDGAR Database at http://www.sec.gov


Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL INFORMATION (SAI)

  (incorporated by reference into this prospectus)


- ANNUAL REPORT

  (contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year)


- SEMIANNUAL REPORT


Conservative Growth Fund


CLASS            A                   B               C             M          X              R              Z
Nasdaq           PCGAX               PBCFX           PCCFX         N/A        N/A            N/A            PDCZF
CUSIP            86276X103           86276X202       86276X301     N/A        N/A            N/A            86276X400


Moderate Growth Fund


CLASS            A                   B               C             M          X              R              Z
Nasdaq           PAMGX               DMGBX           PIMGX         N/A        N/A            N/A            PDMZX
CUSIP            86276X889           86276X871       86276X863     N/A        N/A            N/A            86276X855


High Growth Fund


CLASS            A                   B               C             M          X              R              Z
Nasdaq           PHGAX               PIHGX           PHGCX         N/A        N/A            N/A            PDHZX
CUSIP            86276X509           86276X608       86276X707     N/A        N/A            N/A            86276X806


MFSP504A                               Investment Company Act File No. 811-08915

                    STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

                       Statement of Additional Information

                                October __, 2004


     Strategic Partners Asset Allocation Funds (the Trust) is an open-end, management investment company currently composed of three separate investment portfolios (the Funds) professionally managed by Prudential Investments LLC (PI or the Manager). Each Fund benefits from discretionary advisory services provided by several highly regarded subadvisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following three Funds:

     - STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND (THE CONSERVATIVE GROWTH
       FUND)

     - STRATEGIC PARTNERS MODERATE GROWTH FUND (THE MODERATE GROWTH FUND)

     - STRATEGIC PARTNERS HIGH GROWTH FUND (THE HIGH GROWTH FUND)

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Trust's Prospectus dated October, 2004, a copy of which may be obtained at no charge from the Trust upon request at the address or telephone number noted above. The Trust's audited financial statements for the fiscal year ended July 31, 2004 are incorporated in this SAI by reference to the Trust's 2004 annual reports to shareholders (File No. 811-08915). You may obtain a copy of the Trust's annual reports at no charge by request to the Trust at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                                                        PAGE
                                                                                                        ----
History of the Trust                                                                                    B-2
Description of the Funds, Their Investments and Risks.                                                  B-2
Investment Restrictions                                                                                 B-30
Management of the Trust                                                                                 B-31
Control Persons and Principal Holders of Securities                                                     B-36
Investment Advisory and Other Services                                                                  B-37
Brokerage Allocation and Other Practices                                                                B-44
Capital Shares, Other Securities and Organization                                                       B-47
Purchase, Redemption and Pricing of Fund Shares                                                         B-48
Shareholder Investment Account                                                                          B-57
Net Asset Value                                                                                         B-60
Taxes, Dividends and Distributions                                                                      B-61
Performance Information                                                                                 B-64
Financial Statements                                                                                    B-65
Appendix I--Description of Security Ratings                                                             I-1
Appendix II--General Investment Information                                                             II-1
Appendix III--Description of Proxy Voting Policies and Recordkeeping Procedures                         III-1


MFSP504B

                              HISTORY OF THE TRUST

     The Trust was organized as a Delaware statutory trust on July 29, 1998 under the name "Prudential Diversified Funds." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "Strategic Partners Asset Allocation Funds."

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds is classified as a diversified fund.

INVESTMENT STRATEGIES, POLICIES AND RISKS.

     The Funds' prospectus sets forth each Fund's investment objective. This section provides additional information on the principal investment policies and strategies of the Funds, as well as information on certain non-principal investment policies and strategies. The Funds may not be successful in achieving their respective objectives and you could lose money.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of the Government National Mortgage Association, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Fund may invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Fund may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, E.G., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Fund's shares. See "Mortgage-Backed Securities and Asset Backed Securities" below.

     Mortgages backing the securities that may be purchased by a Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Fund may also invest in mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in securities, the yields on which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     ZERO COUPON SECURITIES. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include strips and cubes, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     SPECIAL CONSIDERATIONS. Fixed-income U.S. government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. To the extent U.S. government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value of a Fund.

     At a time when a Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Fund above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Fund's capital gains distribution. Accordingly, a Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

CUSTODIAL RECEIPTS

     Each Fund may invest in receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Fund will not invest more than 5% of its net assets in such custodial receipts.

     Custodial receipts held by a third party are not issued or guaranteed by the United States government and are not considered U.S. government securities. Each Fund may also invest in such custodial receipts.

MONEY MARKET INSTRUMENTS

     Each Fund may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Money market obligations will be generally U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by Standard & Poor's (S&P) or "Prime-2" by Moody's Investors Service (Moody's), or the equivalent by another nationally recognized statistical rating organization (NRSRO) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Conservative Growth and Moderate Growth Funds may each invest in corporate and other debt obligations. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

     The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates, which will result in increases or decreases in the value of such obligations. The market value of the obligations held by a Fund can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P, Moody's and other NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of a Fund. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

     MEDIUM- AND LOWER-RATED SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in medium- (I.E., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (I.E., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (I.E., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See Appendix I of this SAI, "Description of Security Ratings."

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may decline following its rating at the time of purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

     COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ADJUSTABLE RATE SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates that are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Fund may invest will tend to reduce sharp changes in a Fund's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Fund's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Fund's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Fund's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Fund will fluctuate.

     INFLATION-INDEXED BONDS. The Conservative Growth and Moderate Growth Funds may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS

     Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific 'trigger' event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as 'catastrophe bonds.' If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. Issuers of event-linked bonds include government agencies, insurance companies, reinsurance, special purpose corporations or other on-shore or offshore entities. The Conservative Growth and Moderate Growth Funds may each invest up to 5% of total assets in event-linked bonds.

FOREIGN SECURITIES

     The Conservative Growth and Moderate Growth Funds may each invest in foreign equity and debt securities and the High Growth Fund may invest in foreign equity securities, including securities of issuers in emerging market countries. Foreign debt-securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Funds may purchase debt securities of "semi-governmental entities" that are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.

     A Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

     EMERGING MARKETS SECURITIES. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to economies that are generally less diverse and mature, political systems which can be expected to have less stability than those of developed countries, the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

     The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the 'residual risk').

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds and therefore are to be viewed as speculative. In addition, in the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a time manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The Funds will consider an issuer to be economically tied to a country with an emerging securities market if (1) it is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) it derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

     CURRENCY RISKS. Because some of the securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect a Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. A Fund may use derivatives to help protect the value of the Fund's assets from declining in such circumstances. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), the Funds are required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Code as items of ordinary and distributable income or loss, thus affecting the Funds' distributable income.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, the Funds will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

     SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. Beginning July 1, 2002, the euro became the sole legal tender of the member states of the European Monetary Union.

     The adoption by the member states of the euro should eliminate the substantial currency risk among member states that formerly used currency unique to each member, and will likely affect the investment process and considerations of the Advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES

     MORTGAGE BACKED SECURITIES--GENERAL. The Conservative Growth and Moderate Growth Funds may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (1) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the Conservative Growth and Moderate Growth Funds may invest in mortgage-related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including semi-governmental agencies.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans;
(4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans or Veterans Administration Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's PRO RATA interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

     Each FNMA Certificate will represent a PRO RATA interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (I.E., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans;
(4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a PRO RATA share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a PRO RATA interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indexes that serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     A Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds) or in other classes or series of bonds as determined by the Adviser. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class that, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on a Securities and Exchange Commission (SEC or Commission) interpretation, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company

Act of 1940, as amended (the 1940 Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that
(1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.

     STRIPPED MORTGAGE BACKED SECURITIES. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. government, a Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.

     ASSET-BACKED SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

     TYPES OF CREDIT ENHANCEMENT. Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support that fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Fund may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips, which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.

     In addition, mortgage backed securities that are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     CREDIT-RELATED ASSET-BACKED SECURITIES. The Conservative Growth and Moderate Growth Funds may each also invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see "Description of the Funds, Their Investments and Risks--Medium- and Lower-Rated Securities" for risks associated with junk bonds).

     Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than that of the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

COLLATERALIZED DEBT OBLIGATIONS (CDOs)

     The Conservative Growth and Moderate Growth Funds may each invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.

     The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund.

     In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

     The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

CREDIT-LINKED SECURITIES

     The Conservative Growth and Moderate Growth Funds may each invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one of more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

     Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

     Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

     The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

     The collateral for a credit-linked security is one or more credit default swaps, which are subject to additional risks. See "Description of the Funds, Their Investments and Risks--Swap Agreements" for a description of additional risks associated with credit default swaps.

CONVERTIBLE SECURITIES

     Each Fund may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS

     Each of the Conservative Growth and Moderate Growth Funds may invest up to 5% of its net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants that must be met by the borrower.

     The participation interests acquired by a Fund may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Fund acts as co-lender in connection with a participation interest or when the Fund acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Funds believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because it must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests, the Fund will analyze and evaluate the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Fund's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Fund will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

REPURCHASE AGREEMENTS

     A Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments decline, a Fund will require additional collateral. If the seller defaults, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Adviser. In the event of a default or bankruptcy by a seller, the Fund may liquidate the collateral.

     A Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Each Fund may each enter into reverse repurchase agreements and the Conservative Growth and Moderate Growth Funds may enter into dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by a Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by a Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

     A Fund will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities a Fund has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

SWAP AGREEMENTS

     The Conservative Growth and Moderate Growth Funds may enter into interest rate, index, credit, currency exchange rate, long and short credit default, forward spread lock and total return swap agreements (or a combination of these swap agreements or other similar swap agreements). Each Fund may also enter into options on swap agreements (swap options). These transactions may be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In one type of "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on, or calculated with respect to, particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index or other investment instruments. In another type of swap one party (a credit protection seller) receives a premium from another party (a credit protection buyer) for assuming the credit risk of a specified issuer and/or reference obligation. In exchange for the premium, the credit protection seller has the obligation to purchase obligations of the issuer at par upon the occurrence of a credit event. Typical credit events include the bankruptcy of the issuer and the failure by the issuer to pay when due obligations in respect of borrowed money. Alternatively, the credit protection seller may be required to make a cash payment to the credit protection buyer. This cash payment is typically equal to the difference between the par value of the reference obligation and its market value following the relevant credit event. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund's net obligations in respect of all swap agreements (I.E. the aggregate net amount owed by the Fund) is limited to 15% of its net assets. A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's assets. Obligations under swap agreements so covered will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (I.E., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce a better result than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). A Fund may engage in swap agreements of any duration with a counterparty whose long-term credit is rated at least "A" by at least one nationally recognized statistical rating organization. Certain restrictions imposed by the Code may limit the Funds' ability to use swap agreements. A Fund generally has no right to terminate a swap agreement early. It will therefore be able to terminate a swap agreement early only with the consent of, and a price agreed to by, its counterparty. Developments in the swaps market, including potential government regulation, may adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not transacted on a trading facility. Each swap agreement that the Fund enters into will qualify for this exemption.

ILLIQUID SECURITIES

     Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the Adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (2) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. A Fund's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     The staff of the Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

     When a Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's rights, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Fund enters into interest rate swaps on a net basis, the net amount of the receivable with respect to each interest rate swap will be treated as illiquid. The Funds will also treat non-U.S. government POs and IOs as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid.

INVESTMENT COMPANY SECURITIES

     The Funds may invest in securities issued by other investment companies that invest in short-term debt securities and that seek to maintain a $1.00 net asset value per share (money market funds). Each Fund may also invest in securities issued by other investment companies with investment objectives similar to the Fund's. The Funds may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears in connection with its own operations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Each Fund may each engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, foreign currency exchange contracts, swaps, options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its investment objectives and policies.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES--GENERAL. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (but are not limited to) (1) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

     OPTIONS TRANSACTIONS. A Fund may purchase and write (that is, sell) put and call options on securities, currencies and financial indexes that are traded on U.S. and foreign securities exchanges or in the OTC market to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on equity securities, debt securities, aggregates of debt securities, financial indexes (for example, S&P 500), futures contracts and U.S. government securities. The Funds may also purchase and write put and call options on foreign currencies and foreign currency futures. A Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price) or, depending on the terms of the option contract, to receive a specified amount of cash. The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     A Fund will write only "covered" options. A written option is covered if, so long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. A Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. A Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price) or, depending on the terms of the option contract, to receive a specified amount of cash. By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     A Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     A Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. A Fund may also buy and write straddles (I.E., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," I.E., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty.

     Exchange traded options generally have a continuous liquid market while OTC options may not. When a Fund writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers that agree to, and that are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

     OTC options purchased by a Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Each Fund may write only "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Fund will segregate cash or other liquid assets with its Custodian. A put option written by the Fund is "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Fund will segregate cash or other liquid assets with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its Custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, each Fund may purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate that represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

     In the event of the bankruptcy of a broker through which a Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by its Adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDEXES. Each Fund may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that a Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that a Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDEXES. A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will write call options on indexes only under the circumstances described herein.

     Price movements in a Fund's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's security holdings. It is also possible that the index may rise when the Fund's stocks do not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     FUTURES CONTRACTS. Each Fund may enter into futures contracts and related options that are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the CFTC. The Funds, and thus their investors, may lose money through any unsuccessful use of these strategies.

     As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Fund may purchase futures contracts with respect to, but not limited to, debt securities, aggregates of debt securities, financial indexes and U.S. government securities including futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See the discussion of "Risks of Options Transactions."

     A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's securities holdings may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract that will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash or U.S. government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     Each of the Strategic Partners Conservative Growth and Moderate Growth Funds may also invest in futures contracts on interest rate swaps ("Swap Futures") to hedge the Fund's assets, that is, to protect the Fund's assets from a decline in value.

     Futures contracts on Swap Futures, introduced by the Chicago Board of Trade in October 2001, are a vehicle for hedging credit and interest rate exposure, referenced to long-dated LIBOR. Swap Futures cash settle at expiration at a price based on the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

     The $100,000 par value trading unit of a Swap Futures contract represents the fixed-rate side of a 10-year interest rate swap with a $100,000 notional value that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds of a point ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

     Because Swap Futures are traded on an exchange and cleared through the AAA-rated Chicago Board of Trade Clearing Corporation, there is minimal counterparty or default risk, although, as with all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions or the failure of the Chicago Board of Trade Clearing Corporation. Investing in Swap Futures is subject to the same risks of investing in other futures contracts on financial instruments.

     OPTIONS ON FUTURES CONTRACTS. The Funds may each purchase call and put options on futures contracts that are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such option). There is no limitation on the amount of a Fund's assets that can be segregated.

     A Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security that correlates with the portion of the securities holdings the Adviser seeks to hedge.

     LIMITATIONS ON PURCHASE AND SALE. The Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (the "CFTC"). The Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

     (ii) the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Fund's successful use of futures contracts and related options depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Fund.

     A Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     As described above, a Fund's futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, if a Fund maintains a short position in a futures contract, it will cover this position by segregating with its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established. If a Fund holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging a Fund's securities. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which a Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addition, there may exist an imperfect correlation between the price movements of futures contracts purchased by a Fund and the movements in the prices of the securities that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. government securities.

     OPTIONS ON CURRENCIES. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the Funds may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     FOREIGN CURRENCY FORWARD CONTRACTS. Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Fund may enter into such contracts on a spot, I.E., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) when the Advisor believes that such currency may decline against the U.S. dollar or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts that a Fund may enter into, a Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.

     The Funds may each enter into foreign currency forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities holdings or other assets denominated in that currency.

     A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     An Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

     INDEXED COMMERCIAL PAPER. Each Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Fund will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES. A Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Each Fund will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Fund's Custodian or on its records an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, each Fund may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's assets. A Fund does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of its total assets.

     Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or at least one "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. A Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's securities holdings alone.

OTHER INVESTMENT STRATEGIES

     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Fund, and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. A Fund cannot lend more than 33 1/3% of the value of its total assets (including the amount of the loan collateral). The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business days' notice. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to a Fund. The creditworthiness of firms to which a Fund lends its portfolio securities will be monitored on an ongoing basis by its Adviser(s) pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees.

     Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in such loaned securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Fund's net asset value.

     SHORT SALES. Each Fund may sell a security it does not own in anticipation of a decline in the market value of that security (I.E., make short sales). Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will
(1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

     Each Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

     BORROWING. Each Fund may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. Each Fund may pledge its assets to secure these borrowings.

     If a Fund borrows to invest in securities, or if a Fund purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.

     If any Fund's asset coverage for borrowings falls below 300%, such Fund will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

SEGREGATED ASSETS

     When a Fund is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated on its records or with the Trust's Custodian, The Bank of New York (BNY). "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Funds' shares, the Funds may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. In addition, each Fund may invest without limit in corporate and other debt obligations and in repurchase agreements when its Adviser(s) believes that a temporary defensive position is appropriate.

PORTFOLIO TURNOVER

     Portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. See "Brokerage Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." The Conservative Growth and Moderate Funds experienced higher than-expected portfolio turnover during the fiscal year ended July 31, 2003 as a result of investments in dollar rolls. Dollar rolls are described in this SAI under "Description of the Funds, Their Investments and Risks--Reverse Repurchase Agreements and Dollar Rolls."

     The portfolio turnover rates for the Funds for the two fiscal years ended July 31, were as follows:


                                                      FYE             FYE
FUND                                             JULY 31, 2004   JULY 31, 2003
----                                             -------------   ---------------
Conservative Growth Fund                               %              261%
Moderate Growth Fund                                   %              157%
High Growth Fund                                       %               89%

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the investment restrictions listed below as fundamental policies. Under the Investment Company Act of 1940, as amended (1940
Act), a fundamental policy may not be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the outstanding voting securities", when used in this SAI, means the lesser of
(1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     Each Fund may not:

     1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). Each Fund is a "diversified company" as defined in the 1940 Act.

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     3. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.

     For purposes of investment restriction number 1, each Fund may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of a Fund's total assets, more than 5% of such assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that any Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     As a matter of non-fundamental operating policy, a Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

     As a non-fundamental operating policy, a Fund may not invest in the securities of other investment companies, except that (a) subject to certain restrictions, each Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions, and (b) pursuant to an SEC exemptive order, each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

                             MANAGEMENT OF THE TRUST

     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists the Trust and any other investment companies managed by PI.

                              INDEPENDENT TRUSTEES


                                                                                         NUMBER OF
                                             TERM OF(2)                               PORTFOLIOS IN
                                             OFFICE AND                               FUND COMPLEX(+)
                               POSITION(S)   LENGTH OF                                   CURRENTLY
                                HELD WITH       TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN BY       OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE       EACH TRUST      SERVED      DURING PAST FIVE YEARS         TRUSTEE            HELD BY TRUSTEE
----------------------------   -----------   ----------   -------------------------   ---------------   -------------------------
David E. A. Carson (70)        Trustee       Since 2003   Director (January 2000 to          97         Director of United
                                                          May 2000), Chairman                           Illuminating and UIL
                                                          (January 1999 to December                     Holdings, (Utility
                                                          1999), Chairman and Chief                     company) since 1993.
                                                          Executive Officer
                                                          (January 1998 to December
                                                          1998) and President,
                                                          Chairman and Chief
                                                          Executive Officer of
                                                          People's Bank
                                                          (1983-1997).

Robert E. La Blanc (70)        Trustee       Since 1999   President (since 1981) of         107         Director of Storage
                                                          Robert E. La Blanc                            Technology Corporation
                                                          Associates, Inc.                              (technology) (since
                                                          (telecommunications);                         1979), Chartered
                                                          formerly General Partner                      Semiconductor
                                                          at Salomon Brothers and                       Manufacturing, Ltd.
                                                          Vice-Chairman of                              (Singapore) (since 1998),
                                                          Continental Telecom.                          Titan Corporation
                                                          Trustee of Manhattan                          (electronics, since
                                                          College.                                      1995), Computer
                                                                                                        Associates International,
                                                                                                        Inc. (since 2002)
                                                                                                        (software Company);
                                                                                                        Director (since 1999) of
                                                                                                        The High Yield Plus Fund,
                                                                                                        Inc.

Douglas H. McCorkindale (65)   Trustee       Since 1998   Chairman (since February           99         Director of Gannett Co.,
                                                          2001), Chief Executive                        Inc., Director of
                                                          Officer (since June 2000)                     Continental Airlines,
                                                          and President (since                          Inc., (since May 1993),
                                                          September 1997) of                            Director of Lockheed
                                                          Gannett Co. Inc.                              Martin Corp. (aerospace
                                                          (publishing and media);                       and defense) (since May
                                                          formerly Vice Chairman                        2001); Director of The
                                                          (March 1984-May 2000) of                      High Yield Plus Fund,
                                                          Gannett Co. Inc.                              Inc. (since 1996).

Stephen P. Munn (62)           Trustee       Since 2003   Chairman of the Board             105         Chairman of the Board
                                                          (since 1994) and formerly                     (since January 1994) and
                                                          Chief Executive Officer                       Director (since 1988) of
                                                          (1998-2001) and President                     Carlisle Companies
                                                          of Carlisle Companies                         Incorporated (manufacturer
                                                          Incorporated.                                 of industrial products);
                                                                                                        Director of Gannett Co.,
                                                                                                        Inc. (publishing and
                                                                                                        media).

Richard A. Redeker (61)        Trustee       Since 2003   Formerly Management               100         None
                                                          Consultant of Invesmart,
                                                          Inc (August 2001-October
                                                          2001); formerly employee
                                                          of Prudential Investments
                                                          (October 1996-December
                                                          1998).

Robin B. Smith (64)            Trustee       Since 2003   Chairman of the Board             107         Director of BellSouth
                                                          (since January 2003) of                       Corporation (since 1992).
                                                          Publishers Clearing House
                                                          (direct marketing),
                                                          formerly Chairman and
                                                          Chief Executive Officer
                                                          (August 1996-January
                                                          2003) of Publishers
                                                          Clearing House.

                                                                                         NUMBER OF
                                             TERM OF(2)                               PORTFOLIOS IN
                                             OFFICE AND                               FUND COMPLEX(+)
                               POSITION(S)   LENGTH OF                                   CURRENTLY
                                HELD WITH       TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN BY       OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE       EACH TRUST      SERVED      DURING PAST FIVE YEARS         TRUSTEE            HELD BY TRUSTEE
----------------------------   -----------   ----------   -------------------------   ---------------   -------------------------
Stephen Stoneburn (61)         Trustee       Since 1999   President and Chief               105         None
                                                          Executive Officer (since
                                                          June 1996) of Quadrant
                                                          Media Corp. (a publishing
                                                          company); formerly
                                                          President (June 1995-June
                                                          1996) of Argus Integrated
                                                          Media, Inc.; Senior Vice
                                                          President and Managing
                                                          Director (January
                                                          1993-1995) of Cowles
                                                          Business Media and Senior
                                                          Vice President of
                                                          Fairchild Publications,
                                                          Inc. (1975-1989).

Clay T. Whitehead (65)         Trustee       Since 1999   President (since 1983) of         104         Director (since 2000) of
                                                          National Exchange Inc.                        The High Yield Plus Fund,
                                                          (new business development                     Inc.
                                                          firm).


                             INTERESTED TRUSTEES(4)


                                                                                         NUMBER OF
                                             TERM OF(2)                               PORTFOLIOS IN
                                             OFFICE AND                               FUND COMPLEX(+)
                               POSITION(S)   LENGTH OF                                   CURRENTLY
                                HELD WITH       TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN BY       OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE       EACH TRUST      SERVED      DURING PAST FIVE YEARS         TRUSTEE            HELD BY TRUSTEE
----------------------------   -----------   ----------   -------------------------   ---------------   -------------------------
Judy A. Rice (56)*             President     Since 2000   President, Chief                  102         None
                               and           Since 2003   Executive Officer, Chief
                               Trustee                    Operating Officer and
                                                          Officer-In-Charge (since
                                                          2003) of Prudential
                                                          Investments LLC (PI);
                                                          Director,
                                                          Officer-in-Charge,
                                                          President, Chief
                                                          Executive Officer and
                                                          Chief Operating Officer
                                                          (since May 2003) of
                                                          American Skandia Advisory
                                                          Services, Inc.; Director,
                                                          Officer-in-Charge,
                                                          President, Chief
                                                          Executive Officer and
                                                          Chief Operating Officer
                                                          (since May 2003) of
                                                          American Skandia
                                                          Investment Services,
                                                          Inc.; Director,
                                                          Officer-in-Charge,
                                                          President, Chief
                                                          Executive Officer (since
                                                          May 2003) of American
                                                          Skandia Fund Services,
                                                          Inc.; formerly various
                                                          positions to Senior Vice
                                                          President (1992-1999) of
                                                          Prudential Securities
                                                          Incorporated; and various
                                                          positions to Managing
                                                          Director (1975-1992) of
                                                          Salomon Smith Barney;
                                                          Member of Board of
                                                          Governors of the Money
                                                          Management Institute.

                                                                                         NUMBER OF
                                             TERM OF(2)                               PORTFOLIOS IN
                                             OFFICE AND                               FUND COMPLEX(+)
                               POSITION(S)   LENGTH OF                                   CURRENTLY
                                HELD WITH       TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN BY       OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE       EACH TRUST      SERVED      DURING PAST FIVE YEARS         TRUSTEE            HELD BY TRUSTEE
----------------------------   -----------   ----------   -------------------------   ---------------   -------------------------
Robert F. Gunia (57)*          Vice          Since 1999   Executive Vice President          187         Vice President and
                               President                  and Chief Administrative                      Director (since May 1989)
                               and                        Officer (since June 1999)                     of The Asia Pacific Fund,
                               Trustee                    of PI; Executive Vice                         Inc.
                                                          President and Treasurer
                                                          (since January 1996) of
                                                          PI; President (since
                                                          April 1999) of Prudential
                                                          Investment Management
                                                          Services LLC (PIMS);
                                                          Corporate Vice President
                                                          (since September 1997) of
                                                          The Prudential Insurance
                                                          Company of America;
                                                          Director, Executive Vice
                                                          President and Chief
                                                          Administrative Officer
                                                          (since May 2003) of
                                                          American Skandia
                                                          Investment Services,
                                                          Inc., American Skandia
                                                          Advisory Services, Inc.,
                                                          American Skandia Fund
                                                          Services, Inc., formerly
                                                          Senior Vice President
                                                          (March 1987-May 1999) of
                                                          Prudential Securities
                                                          Incorporated.

     Information pertaining to Officers of the Trust who are not also Trustees is set forth below.

                                    OFFICERS


                                                TERM OF
                                             OFFICE(2) AND
                               POSITION(S)     LENGTH OF
                                WITH THE         TIME                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE         TRUST          SERVED                             DURING PAST 5 YEARS
---------------------------    -----------   -------------    ------------------------------------------------------------
Lori E. Bostrom (41)           Secretary      Since 2002      Vice President and Corporate Counsel (since October 2002) of
                                                              Prudential: Vice President and Assistant Secretary (since
                                                              May 2003) of American Skandia Investment Services, Inc.;
                                                              formerly, various positions to Senior Counsel of The
                                                              Guardian Life Insurance Company of America (February
                                                              1996-October 2002).

William V. Healey (50)         Chief Legal    Since 2004      Vice President and Associate General Counsel (since 1998) of
                               Officer                        Prudential; Executive Vice President and Chief Legal Officer
                                                              (since February 1999) of Prudential Investments LLC; Senior
                                                              Vice President, Chief Legal Officer and Secretary (since
                                                              December 1998) of Prudential Investment Management Services
                                                              LLC; Executive Vice President and Chief Legal Officer (since
                                                              February 1999) of Prudential Mutual Fund Services LLC; Vice
                                                              President and Secretary (since October 1998) of Prudential
                                                              Investment Management, Inc.; Executive Vice President and
                                                              Chief Legal Officer (since May 2003) of American Skandia
                                                              Investment Services, Inc., American Skandia Fund Services,
                                                              Inc. and American Skandia Advisory Services, Inc.; Director
                                                              (June 1999-June 2002 and June 2003-present) of ICI Mutual
                                                              Insurance Company; prior to August 1998, Associate General
                                                              Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or
                                                              director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (39)             Anti-Money     Since 2002      Vice President, Prudential (since November 1998); First Vice
                               Laundering                     President of Prudential Securities (March 1997-May 1998);
                               Compliance                     Anti-Money Laundering Officer of American Skandia Investment
                                                              Services, Inc., American Skandia Advisory Services, Inc. and
                                                              American Skandia Marketing, Inc.

Grace C. Torres (45)           Treasurer      Since 1998      Senior Vice President (since January 2000) of PI; Senior
                               and                            Vice President and Assistant Treasurer (since May 2003) of
                               Principal                      American Skandia Investment Services, Inc. and American
                               Financial                      Skandia Advisory Services, Inc.; formerly First Vice
                               and                            President (December 1996-January 2000) of PI and First Vice
                               Accounting                     President (March 1993-1999) of Prudential Securities
                               Officer                        Incorporated.


----------
(1) Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

(2) There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(4) "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, an Adviser or the Distributor.

+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

     The Trust has Trustees who, in addition to overseeing the actions of the Fund's Manager, Advisers and Distributor, decide upon matters of general policy in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Trust's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof) Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

     Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust's Manager and distributed by PIMS.

     Pursuant to the Management Agreement with the Trust, the Manager or an affiliate pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all interested Trustees of the Trust.

                            STANDING BOARD COMMITTEES

     The Board has established two standing committees in connection with the governance of the Trust--Audit and Nominating.


     The Audit Committee consists of Messrs. Munn (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent accountants, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met times during the fiscal year ended July 31, 2004.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Trust, matters relating to Trustee compensation and expenses and compliance with the Trust's retirement policy. The Nominating Committee met times during the fiscal year ended July 31, 2004.


     In addition to the two standing Committees of the Trust, the Board approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Messrs. La Blanc and Ms. Smith serve on the Executive Committee. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.

     The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as result of the introduction of additional funds upon whose Boards the Trustees may be asked to serve.

     Independent Trustees may defer receipt their Trustees' fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily deferred Trustees' fees which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

     The Trust has no retirement or pension plan for its Trustees.


     The following table sets forth the aggregate compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2004 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                               COMPENSATION TABLE


                                                                                             TOTAL 2003
                                                   PENSION OR                             COMPENSATION FROM
                              AGGREGATE       RETIREMENT BENEFITS        ESTIMATED         TRUSTS AND FUND
NAME OF INDEPENDENT          COMPENSATION      ACCRUED AS PART OF     ANNUAL BENEFITS          COMPLEX
TRUSTEE(1)                  FROM THE TRUST       TRUST EXPENSES       UPON RETIREMENT      PAID TO TRUSTEE
-------------------         --------------    -------------------     ---------------     -----------------
David E.A. Carson(4)                 None             None                  None                 None
Robert E. La Blanc           $      8,546             None                  None          $ 137,250(20/77)(3)
Douglas H. McCorkindale(2)   $      8,100             None                  None          $ 115,000(18/77)(3)
Stephen D. Stoneburn         $      8,331             None                  None          $ 120,250(18/75)(3)
Clay T. Whitehead            $      8,130             None                  None          $ 196,750(32/94)(3)


----------
(1) Interested Trustees do not receive any compensation from the Trusts or the Fund Complex.


(2) Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Mr. McCorkindale and Ms. Smith, in total or in part, under the Trusts' deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2003, the total amount of compensation for the year amounted to $[58,669] for Mr. McCorkindale and $[67,374] for Ms. Smith.


(3) Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates. At December 31, 2002, the Fund Complex consisted of 45 funds and 117 portfolios.


     Interested Trustees do not receive compensation from the Trust or any fund in the Fund Complex and therefore are not shown in the compensation table.

     The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2003.


                          TRUSTEE SHARE OWNERSHIP TABLE

                              INDEPENDENT TRUSTEES


                                                         AGGREGATE DOLLAR RANGE
                                                            OF SECURITIES IN
                                                             ALL REGISTERED
                                                          INVESTMENT COMPANIES
                                                         OVERSEEN BY TRUSTEE IN
                                   DOLLAR RANGE OF        FAMILY OF INVESTMENT
NAME OF TRUSTEE                SECURITIES IN EACH FUND          COMPANIES
---------------                -----------------------   ----------------------
David E. A. Carson                      None                      None
Robert E. La Blanc                      None                  Over $100,000
Douglas H. McCorkindale                 None                  Over $100,000
Stephen Stoneburn                       None                  Over $100,000
Clay T. Whitehead                       None                  Over $100,000

                   SHARE OWNERSHIP TABLE--INTERESTED TRUSTEES

                                                AGGREGATE DOLLAR RANGE
                                                  OF SECURITIES IN
                                                   ALL REGISTERED
                                                 INVESTMENT COMPANIES
                                                OVERSEEN BY TRUSTEE IN
                        DOLLAR RANGE OF          FAMILY OF INVESTMENT
NAME OF TRUSTEE     SECURITIES IN EACH FUND            COMPANIES
---------------     -----------------------     ----------------------
Judy A. Rice                  None                  Over $100,000
Robert F. Gunia               None                  Over $100,000


     None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2003.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Trustees of the Trust are eligible to purchase Class Z shares of the Funds, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


     As of         , 2004, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Funds.

     As of          , 2004, the owners, directly or indirectly, of more than 5%
of any class of the outstanding shares of beneficial interest of any Fund were as follows:


                            CONSERVATIVE GROWTH FUND

NAME                            ADDRESS               CLASS           SHARES/%
----                            -------               -----           --------



                              MODERATE GROWTH FUND


NAME                            ADDRESS               CLASS           SHARES/%
----                            -------               -----           --------



                                HIGH GROWTH FUND


NAME                            ADDRESS               CLASS           SHARES/%
----                            -------               -----           --------



     As of          , 2004, Wachovia Securities LLC (Wachovia Securities) was
record holder for other beneficial owners of the following shares of beneficial interest in each Fund:



FUND                                              SHARES/%
----                                              --------
Conservative Growth Fund
Class A
Class B
Class C
Class R                                                N/A
Class M                                                N/A
Class X                                                N/A
Class Z
Moderate Growth Fund
Class A
Class B
Class C
Class R                                                N/A
Class M                                                N/A
Class X                                                N/A
Class Z
High Growth Fund
Class A
Class B
Class C
Class R                                                N/A
Class M                                                N/A
Class X                                                N/A
Class Z

     In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND ADVISERS


     The manager of the Trust is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. See "How the Trust is Managed--Manager" in the Prospectus. As of June 30, 2004 PI managed and/or administered open-end and closed-end investment companies with assets of
approximately $     billion.


     PI is a subsidiary of PI HoldCo, Inc., which is a wholly owned subsidiary of Prudential Asset Management Holding Company, which is a wholly owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer and disbursing agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Trust (the Management Agreement), PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Funds, including the purchase, retention, disposition and loan of securities and other assets. The Manager also reviews the performance of all Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Trust. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of all Advisers of the Trust and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts.

     PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by Bank of New York, the Fund's Custodian, and PMFS, the Fund's Transfer Agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate equal to 0.75% of each Fund's average daily net assets. The fee is computed daily and payable monthly.

     In connection with its management of the business affairs of the Trust, PI bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PI or any Adviser;

     (b) all expenses incurred by PI or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the costs and expenses payable to each Adviser pursuant to the subadvisory agreements between PI and each Adviser (the Advisory Agreements).

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons with PI or an Adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Trust to governmental agencies,
(g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering or qualifying and maintaining registration or qualification of the Trust and of its shares with the Commission and the states including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. As discussed in the Prospectus, PI employs each unaffiliated Adviser under a "manager-of-managers" structure that allows PI to replace the Adviser or amend the Advisory Agreement without seeking shareholder approval.

     For the three fiscal years ended July 31, PI received the following management fees:

                           MANAGEMENT FEES PAID TO PI


                                     FYE               FYE              FYE
     FUND                       JULY 31, 2004     JULY 31, 2003    JULY 31, 2002
     ----                       -------------     -------------    -------------
     Conservative Growth Fund   $                 $   1,019,977    $     797,055
     Moderate Growth Fund       $                 $   1,714,674    $   1,641,900
     High Growth Fund           $                 $   1,062,796    $   1,205,667


     Each Subadvisory Agreement provides that the applicable Adviser will furnish investment advisory services to a portion of the applicable Fund's portfolio in connection with the management of the Fund. In connection therewith, EARNEST, RS Investments, Jennison, Lazard, PIM and PIMCO are obligated to keep certain books and records of their respective Fund. Under the Subadvisory Agreements, each Adviser, subject to the supervision of PI, is responsible for managing the assets of its respective Fund in accordance with the Fund investment objective, investment program and policies. Each Adviser determines what securities and other instruments are purchased and sold for its respective Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement.

     Under the Subadvisory Agreements for each of the Funds, each of the Advisers is compensated by PI for its services at an annual rate of the average daily net assets advised by the particular subadviser on Fund assets.

     Each of the Subadvisory Agreements provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement pursuant to which such Subadvisory Agreement was entered into. Each Subadvisory Agreement may be terminated by the Trust, PI or the applicable Adviser upon not more than 60 days', nor less than 30 days', written notice. Each of the Subadvisory Agreements provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     For the three fiscal years ended July 31, PI paid the following subadvisory fees to the Advisers:

                            CONSERVATIVE GROWTH FUND


                                   ANNUALIZED PERCENTAGE OF             FYE              FYE               FYE
ADVISER                               AVERAGE NET ASSETS           JULY 31, 2004    JULY 31, 2003     JULY 31, 2002
-------                         -------------------------------    -------------    -------------     -------------
Jennison Associates LLC         .30% with respect to first $300
   (Jennison)                     million; .25% for amounts in
                                    excess of $300 million                           $   124,225       $    95,100
Prudential Investment
   Management, Inc.
   (PIM)                                     .375%                                   $   113,528       $    86,375
EARNEST Partners, LLC(1)
   (EARNEST)                                  .40%                                   $    27,886       $    22,691
Franklin Advisers, Inc.(2)
   (Franklin)                                 .50%                                   $     8,960       $    26,822
The Dreyfus Corporation(3)
   (Dreyfus)                                  .45%                                   $        --                --
Pacific Investment
   Management Company
   LLC (PIMCO)                                .25%                                   $   126,347       $   101,585
RS Investment
   Management, LP
   (RS Investments)(4)                        .50%                                   $    25,061                --
                                                                                     -----------       -----------
                                     Total subadvisory fees                          $   436,007       $   332,846
                                                                                     ===========       ===========


----------
(1) EARNEST replaced Dreyfus as subadviser to the Fund as of December 20, 2001. The Adviser inception date is also measured as of the same day.

(2)  Franklin terminated its service as subadviser to the Fund in November 2002.
(3)  Dreyfus terminated its service as subadviser to the Fund in December 2001.
(4) RS Investments replaced Franklin as Subadviser to the Fund as of November 20, 2002. The Adviser inception date is also measured as of the same day.


                              MODERATE GROWTH FUND


                                   ANNUALIZED PERCENTAGE OF              FYE             FYE               FYE
ADVISER                               AVERAGE NET ASSETS           JULY 31, 2004    JULY 31, 2003     JULY 31, 2002
-------                         -------------------------------    -------------    -------------     -------------
Jennison                        .30% with respect to first $300
                                  million; .25% for amounts in
                                     excess of $300 million                          $   276,085       $   262,057
PIM                                          .375%                                   $   143,556       $   196,943
Franklin(1)                                   .50%                                   $    23,357       $    82,376
EARNEST(2)                                    .40%                                   $    70,466       $    39,908
Dreyfus(3)                                    .45%                                            --       $    28,320
Lazard Asset Management
   (Lazard)                                   .40%                                   $    90,524       $    85,926
PIMCO                                         .25%                                   $   100,877       $   102,891
RS Investments(4)                             .50%                                   $    64,453                --
                                                                                     -----------       -----------
                                     Total subadvisory fees                          $   769,318       $   798,421
                                                                                     ===========       ===========


----------

(1)  Franklin terminated its service as subadviser to the Fund in November 2002.
(2) EARNEST replaced Dreyfus as subadviser to the Fund as of December 20, 2001. The Adviser inception date is also measured as of the same day.
(3)  Dreyfus terminated its service as subadviser to the Fund in December 2001.
(4) RS Investments replaced Franklin as Subadviser to the Fund as of November 20, 2002. The Adviser inception date is also measured as of the same day.

                                HIGH GROWTH FUND


                        ANNUALIZED PERCENTAGE OF               FYE              FYE              FYE
ADVISER                   AVERAGE NET ASSETS              JULY 31, 2004    JULY 31, 2003     JULY 31, 2002
-------             -------------------------------       -------------    -------------     -------------
Jennison            .30% with respect to first $300
                      million; .25% for amounts in
                         excess of $300 million                            $   210,040        $   233,007
PIM                             .375%                                      $     7,552        $   156,909
Franklin(1)                      .50%                                      $    29,170        $   113,740
EARNEST(2)                       .40%                                      $    85,488        $    68,246
Dreyfus(3)                       .45%                                               --        $    46,109
Lazard                           .40%                                      $   109,292        $   123,634
RS Investment(4)                  50%                                      $    75,750                 --
                                                                           -----------        -----------
                         Total subadvisory fees                            $   509,740        $   741,645
                                                                           ===========        ===========


----------

(1)  Franklin terminated its service as subadviser to the Fund in November 2002.
(2) EARNEST replaced Dreyfus as subadviser to the Fund as of December 20, 2001. The Adviser inception date is also measured as of the same day.
(3)  Dreyfus terminated its service as subadviser to the Fund in December 2001.
(4) RS Investments replaced Franklin as Subadviser to the Fund as of November 20, 2002. The Adviser inception date is also measured as of the same day.


MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreements were last approved by the Board,
including all of the Independent Trustees on May   , 2004 at a meeting called
for that purpose. In approving these Agreements, the Board primarily considered, with respect to the Trust, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Trust. The Board requested and evaluated reports from the Manager, PIM and the Advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.


     With respect to the nature and quality of the services provided by the Manager and Advisers, the Board considered the performance of each Fund in comparison to relevant market indexes and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past year and since inception. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers. The Board reviewed these firms' use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by each Fund from such services. The Board also considered these firms' positive compliance history, as none of these firms has been subject to any significant compliance problems.

     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Advisers and their affiliates from their association with the Trust. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Fund. The Board noted that the fee rate paid by the Trust to the Manager was comparable to the median compensation paid by comparable funds. The Board also considered that the Trust's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager or to the Advisers. In concluding that the direct and indirect benefits accruing to the Manager, the Advisers and their affiliates by virtue of their relationship to the Trust, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to each firm's profit or loss on each Fund for the recent period and examined their cost allocation methodology. With respect to profitability, these firms discussed with the Board the allocation methodologies for inter-company revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from their fees. The Board understood that none of these firms uses its profitability analysis in the management of its businesses other than in connection with the approval or continuation of its agreement, at least in part because the analysis excludes significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.

             PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust. See "How the Trust is Managed--Distributor" in the Prospectus.


     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class M Plan, the Class R Plan, and the Class X Plan, collectively, the Plans) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund's Class A, Class B, Class C Class M, Class R and Class X shares, respectively. The Distributor also incurs the expenses of distributing the Funds' Class Z shares under the Distribution Agreement with the Trust, none of which are reimbursed by or paid for by the Trust. See "How the Trust is Managed--Distributor" in the Prospectus.


     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Trust is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of each Fund's shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under the Class A Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor also receives an initial sales charge from shareholders. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the period ending September 30, 2005.

     The table below sets forth the payments received by the Distributor under the Class A Plan, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal years ended July 31, 2004 and 2003.


              AMOUNTS RECEIVED BY THE DISTRIBUTOR OF CLASS A SHARES


                                DISTRIBUTION FEES           AMOUNT SPENT
                                    RECEIVED            DISTRIBUTING CLASS A        INITIAL SALES
                                 BY DISTRIBUTOR                SHARES                  CHARGES
                            -----------------------   -----------------------   -----------------------
FUND                           2004         2003         2004         2003         2004         2003
----                        ----------   ----------   ----------   ----------   ----------   ----------
Conservative Growth Fund                 $   57,117                $   32,600                $  287,500
Moderate Growth Fund                     $  127,515                $   70,800                $  383,400
High Growth Fund                         $   78,226                $   49,227                $  164,300


     The amounts spent by the Distributor in distributing Class A shares was primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares. Through each period, the Distributor limited the amount of the 12b-1 fee to .25 of 1% of the average daily net assets of Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each of the applicable class of shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

     CLASS B PLAN. For the fiscal years ended July 31, 2004 and 2003, the Distributor received the distribution fees paid by the Funds and the proceeds of contingent deferred sales charges (CDSCs) paid by investors on the redemption of Class B shares as set forth below:


             AMOUNTS RECEIVED BY THE DISTRIBUTOR FOR CLASS B SHARES


                                                                    APPROXIMATE
                                  DISTRIBUTION FEE                     CDSCs
                            ----------------------------   ----------------------------
FUND                            2004           2003            2004            2003
---                         ------------   -------------   -------------   ------------
Conservative Growth Fund                   $     785,626                   $    175,400
Moderate Growth Fund                       $   1,139,023                   $    295,900
High Growth Fund                           $     677,232                   $    174,200



     For the fiscal year ended July 31, 2004, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class B shares:


       AMOUNTS SPENT BY THE DISTRIBUTOR IN CONNECTION WITH CLASS B SHARES


                           PRINTING AND     COMPENSATION TO     COMMISSION
                             MAILING         BROKER/DEALERS     PAYMENTS TO
                           PROSPECTUSES     FOR COMMISSIONS      FINANCIAL                  TOTAL
                           TO OTHER THAN   TO REPRESENTATIVES   ADVISORS OF                 AMOUNT
                             CURRENT           AND OTHER         PRUDENTIAL    OVERHEAD    SPENT BY
FUND                       SHAREHOLDERS        EXPENSES*         SECURITIES     COSTS*    DISTRIBUTOR
----                       -------------   ------------------   -----------    --------   -----------
Conservative Growth Fund   $               $                    $              $          $
Moderate Growth Fund       $               $                    $              $          $
High Growth Fund           $               $                    $              $          $


----------
* Includes (a) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     CLASS C PLAN. For the fiscal years ended July 31, 2004 and 2003, the Distributor received the distribution fees paid by the Funds under the Class C Plan, initial sales charges, and the proceeds of paid by investors on the redemption of shares as set forth below:


              AMOUNTS RECEIVED BY THE DISTRIBUTOR OF CLASS C SHARES


                                                            APPROXIMATE
                                    AMOUNT OF              INITIAL SALES              APPROXIMATE
                                DISTRIBUTION FEE              CHARGES                    CDSCS
                            -----------------------   -----------------------   -----------------------
FUND                           2004         2003         2004         2003         2004         2003
----                        ----------   ----------   ----------   ----------   ----------   ----------
Conservative Growth Fund                 $  314,489                $   79,700                $   30,400
Moderate Growth Fund                     $  596,254                $  197,400                $   36,400
High Growth Fund                         $  399,258                $  101,300                $   29,800



     For the fiscal years ended July 31, 2004, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class C shares:



                           PRINTING AND     COMPENSATION TO     COMMISSION
                             MAILING         BROKER/DEALERS     PAYMENTS TO
                           PROSPECTUSES     FOR COMMISSIONS      FINANCIAL                  TOTAL
                           TO OTHER THAN   TO REPRESENTATIVES   ADVISORS OF                 AMOUNT
                             CURRENT           AND OTHER         PRUDENTIAL    OVERHEAD    SPENT BY
FUND                       SHAREHOLDERS        EXPENSES*         SECURITIES     COSTS*    DISTRIBUTOR
----                       -------------   ------------------   -----------    --------   -----------
Conservative Growth Fund   $               $                    $              $          $
Moderate Growth Fund       $               $                    $              $          $
High Growth Fund           $               $                    $              $          $


----------
* Includes (a) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of each Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of that Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Trust will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Trust by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.


     CLASS M AND CLASS X PLANS. Under the Class M and Class X Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each of the applicable shares. [The Class M and Class X Plans provide for the payment to the
Distributor of (1) an asset-based sales charge of   % of 1% of the average daily
net assets of each of the Class M and Class X shares, respectively, and (2) a
service fee of   % of    of   1% of the average daily net assets of each of the
Class M and Class X shares.]

     CLASS R PLAN. Under the Class R Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. The distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class R Plan to .50 of 1% of the average daily net assets of the Class R shares for the period ending September 30, 2005.

     In addition to distribution and service fees paid by each Fund under the Class A, Class B, Class C, Class M, Class R and Class X Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia) and other persons who distribute shares of the Trust (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES

     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of any Fund. In addition, Fee waivers and subsidies will increase a Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of each Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of a Fund may not exceed .75 of 1%. The 6.25% limitation applies to each Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

     The Bank of New York (BNY), located at One Wall Street, New York, New York 10286, serves as custodian for the Trust's portfolio securities and cash, and in that capacity maintain certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Ave. South Iselin, New Jersey 08853, serves as the transfer and dividend disbursing agent of the Trust. PMFS is a wholly-owned subsidiary of PIFM Holdco, Inc, the parent of PI, the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


               , serves as the Trust's independent auditors and in that capacity audits the financial statements of the Trust. Other accountants previously served as the independent auditors for the Trust. The decision to change the Independent auditor was approved by the Audit Committee of the Board and the
full Board at meetings held on           , 2003.


CODES OF ETHICS

     The Trust has adopted a Code of Ethics. In addition, the Manager, PIM, the Advisers and the Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Trust. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Trust is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Advisers. Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia, one of the Advisers or an affiliate thereof (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter market, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. No Fund will deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable under the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Trust, will not significantly affect any Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Funds. In order for an affiliated broker or Wachovia Securities (or any affiliate) to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

     The table below sets forth certain information concerning the payment of commissions by the Funds, including the commissions paid to an affiliated broker for the three fiscal years ended July 31, 2002, July 31, 2003 and July 31, 2004.



                                                        CONSERVATIVE GROWTH FUND               MODERATE GROWTH FUND
                                                    ---------------------------------   ---------------------------------
                                                       FYE         FYE         FYE         FYE         FYE         FYE
                                                    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                                      2004        2003        2002        2004        2003        2002
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Total brokerage commissions paid by
   the Fund                                                     $ 230,796   $ 163,722               $ 582,702   $ 488,365
Total brokerage commissions paid to
   Wachovia Securities or affiliates of
   the Trust or the Advisers                                    $     110          --                      --          --
Percentage of total brokerage
   commissions paid to Wachovia
   Securities or affiliates of the Trust or
   the Advisers                                                      0.05%          0%                      0%         --
Percentage of the aggregate dollar amount
   of portfolio transactions involving the
   payment of commissions through
   Wachovia Securities or affiliates of
   the Trust or the Advisers                                            0%          0%                      0%          0%

                                                             HIGH GROWTH FUND
                                                    ---------------------------------
                                                       FYE         FYE         FYE
                                                    JULY 31,    JULY 31,    JULY 31,
                                                      2004        2003        2002
                                                    ---------   ---------   ---------
Total brokerage commissions paid by
   the Fund                                                     $ 552,083   $ 532,321
Total brokerage commissions paid to
   Wachovia Securities or affiliates of
   the Trust or the Advisers                                    $     324          --
Percentage of total brokerage
   commissions paid to Wachovia
   Securities or affiliates of the Trust
   or the Advisers                                                   0.06%          0%
Percentage of the aggregate dollar amount
   of portfolio transactions involving the
   payment of commissions through
   Wachovia Securities or affiliates of
   the Trust or the Advisers                                          0.1%          0%



     The Trust is required to disclose the Funds' holdings of securities of the Trust's regular brokers and dealers (as defined in Rule 10b-1 under the 1940
Act) and their parents as of July 31, 2004. As of that date, each Fund held securities of the following brokers and dealers:


                               CONSERVATIVE GROWTH


                                                  VALUE OF HOLDINGS
NAME                                             AS OF JULY 31, 2004    DEBT/EQUITY
----                                             -------------------    -----------
Deutsche Bank Alex Brown                                                  [Debt]
Bear, Stearns & Co. Inc.                                                  [Debt]

                                 MODERATE GROWTH


                                                  VALUE OF HOLDINGS
NAME                                             AS OF JULY 31, 2004    DEBT/EQUITY
----                                             -------------------    -----------
Citigroup, Inc.                                                           Equity
Merrill Lynch & Co., Inc.                                                 Equity
Goldman Sachs Group, Inc.                                                 Equity
Lehman Brothers Holdings, Inc.                                            Equity
UBS AG                                                                    Equity
Credit Suisse Group                                                       Equity
BNP Paribus SA                                                            Equity
J.P. Morgan Chase & Co.                                                   Equity
Bear Stearns & Co. Inc.                                                    Debt
Citigroup, Inc.                                                            Debt


                                   HIGH GROWTH


                                                  VALUE OF HOLDINGS
NAME                                             AS OF JULY 31, 2004    DEBT/EQUITY
----                                             -------------------    -----------
Merrill Lynch & Co.                                                       Equity
Goldman, Sachs & Co.                                                      Equity
Lehman Brother Inc.                                                       Equity
Credit Suisse First Boston Corp.                                          Equity
Citigroup Inc.                                                            Equity
JP Morgan                                                                 Equity


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


     The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into three series (the Funds). Each Fund is divided into seven classes, designated Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) Class B, Class M and Class X shares have a conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

     Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B, Class M and Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


     The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

     Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto.

     The Trustees have the power to alter the number and the terms of office of the Trustees, provided that at all times at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge that, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B and Class C shares). Class Z and Class R shares of the Funds are offered to a limited group of investors at NAV without any sales charges. Class M and Class X shares are closed to new purchases. See "How to Buy, Sell and Exchange Shares of the Funds" in the Funds' prospectus.


PURCHASE BY WIRE

     For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to The Bank of New York (BNY), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Strategic Partners Asset Allocation Funds, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by BNY prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

     In making a subsequent purchase order by wire, you should wire BNY directly and should be sure that the wire specifies Strategic Partners Asset Allocation Funds, the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount that may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by an Adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Trust and the Distributor, the Distributor sells Class A shares at net asset value plus a maximum front-end sales charge of 5.50% and Class B, Class C and Class Z shares at NAV. Using the NAV of each Fund at July 31, 2004, the maximum offering price of the Funds' shares is as follows. The maximum offering price of Class R shares is not yet available because they are new.



                                                              CONSERVATIVE   MODERATE    HIGH
                                                                 GROWTH       GROWTH    GROWTH
                                                                  FUND         FUND      FUND
                                                              ------------   --------   ------
CLASS A
Net asset value and redemption price per Class A share*         $ 9.71        $ 9.89    $ 9.53
Maximum sales charge (5.50% of offering price)                      --            --        --
                                                                ------        ------    ------
Maximum offering price to public                                    --            --        --
                                                                ======        ======    ======

                                                                              CONSERVATIVE   MODERATE    HIGH
                                                                                 GROWTH       GROWTH    GROWTH
                                                                                  FUND         FUND      FUND
                                                                              ------------   --------   ------
CLASS B
Net asset value, offering price and redemption price per
   Class B share*                                                                $ 9.69       $ 9.86    $ 9.25
                                                                                 ======       ======    ======
CLASS C
Net asset value, offering price and redemption price per Class C share*          $ 9.69       $ 9.86    $ 9.25
                                                                                 ======       ======    ======
CLASS Z
Net asset value, offering price and redemption price per
   Class Z share                                                                 $ 9.72       $ 9.90    $ 9.64
                                                                                 ======       ======    ======


----------
  * Class A, Class B and Class C shares are subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Funds--How to Sell Your Shares--Contingent Deferred Sales Charge" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on the each Fund's current fees and expenses:


     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.5% and Class B shares are subject to a CDSC of 5% that declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, all of your money would be invested initially in the case of Class B and Class C shares, which are sold at NAV.


     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.


     If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC on shares sold within 12 months.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

     BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


     - officers of JennisonDryden and Strategic Partners mutual funds (including the Trust),

     - employees of the Distributor, PI and certain of their subsidiaries and members of the families of such persons who maintain an "employee related" account at the transfer agent,

     - employees of subadvisers of the JennisonDryden and Strategic Partners mutual funds, provided that purchases at NAV are permitted by such person's employer,

     - Prudential, employees and special agents of Prudential and certain of its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

     -  Members of the Board of Directors of Prudential,

     - registered representatives and employees of brokers who have entered into a selected deal agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,

     - investors in Individual Retirement Accounts (IRAs), provided that the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,


     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options of their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


     For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale, either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction at the time of the sale that such sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Strategic Partners or JennisonDryden mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Funds--Reducing or Waiving Class A's Initial Sales Charge" in the prospectus of the Funds.

     An eligible group of related Fund investors includes any combination of the following:

     -  an individual,

     -  the individual's spouse, their children and their parents,

     -  the individual's and spouse's IRA,

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer or group of related employers and one or more qualified retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

     The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Fund or other Strategic Partners or JennisonDryden mutual funds. Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a letter of intent.


     For purposes of the letter of intent, all shares of the Funds and shares of other Strategic Partners and JennisonDryden mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) that were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the transfer agent or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

     A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.


     A letter of intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will redeem sufficient escrowed shares to obtain such difference. Investors electing to purchase shares of the Funds pursuant to a letter of intent should carefully read such letter of intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

CLASS B AND CLASS C SHARES


     The offering price of Class B and Class C shares is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.


     The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Funds to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Trust is Managed--Distributor." In connection with the sale of Class C shares, the Distributor may pay at the time of the sale, from its own resources, brokers, financial advisers and other persons who distribute Class C shares, a sales commission of up to 2% of the purchase price.

CLASS Z SHARES

     Class Z shares of each Fund currently are available for purchase by the following categories of investors:

     -  pension, profit-sharing or other employee benefit plans qualified under
        Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which a Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

     - participants in any fee-based program or trust program sponsored by an affiliate of the Distributor that includes mutual funds as investment options and for which a Fund is an available option;

     -  current and former Trustees of the Trust; and

     - the Manager or an Adviser or any of their affiliates with an investment of $10 million or more; and

     -  qualified state tuition programs (529 plans).

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons who distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


CLASS R SHARES

     RETIREMENT PLANS. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.


RIGHTS OF ACCUMULATION


     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Funds and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor, your broker or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


SALES OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before a Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your broker.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by your Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Funds--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at
(800) 225-1852.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (i) exceed $100,000,
(ii) are to be paid to a person other than the shareholder, (iii) are to be sent to an address other than the address on the transfer agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, dealer, savings association or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the certificate and written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the NYSE is closed for other than customary weekends and holidays, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     REDEMPTION IN KIND. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sales of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Funds, the Board may redeem all of the shares of any shareholder, other than a shareholder that is an IRA or other qualified or tax-deferred retirement plan or account, whose account has an account value of less than $500 due to a redemption. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund and account at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGE


     Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, or CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. Redemptions of Class M shares will be subject to a CDSC declining from 6% to zero over a seven-year period. Redemptions of Class X shares will be subject to a CDSC declining from 6% to zero over an eight year period (seven years in the case of Class X shares purchased prior to August 19, 1998). The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B, Class C, Class M or Class X shares to an amount that is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 12 months, in the case of Class C shares, seven years, in the case of Class M shares and eight years, in the case of Class X shares (seven in the case of Class X shares purchased prior to August 19, 1998. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount record keeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


     The amount of the CDSC, if any, will vary depending on the amount of time from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the period from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.


     The following table sets forth the rates of the CDSC applicable to redemption of Class B, Class M and Class X shares:



                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
                                                        OF DOLLARS INVESTED OR
                           YEAR SINCE PURCHASE            REDEMPTION PROCEEDS      CLASS M   CLASS X
                              PAYMENT MADE                FOR CLASS B SHARES       SHARES    SHARES
               -------------------------------------   -------------------------   -------   -------
               First                                              5.0%               6%        6%
               Second                                             4.0%               5%        5%
               Third                                              3.0%               4%        4%
               Fourth                                             2.0%               3%        4%
               Fifth                                              1.0%               2%        3%
               Sixth                                              1.0%               2%        2%
               Seventh                                            None               1%        2%
               Eighth                                             None              None       1%
               Ninth                                              None              None      None
               Tenth                                              None              None      None



     The CDSC for Class X shares purchased prior to August 19, 1998 is 6% in the first year, 5% in the second, 4% in the third, 3% in the fourth, 2% in the fifth and sixth year, and 1% in the seventh year.

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares, 12 months for Class C shares seven years in the case of Class M shares and eight years in the case of Class X shares (seven years in the case of Class X shares purchased prior to August 19, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B, CLASS M AND CLASS X SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating
(i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.


     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which the CDSC was previously deducted.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Trust.

     You must notify the Trust's transfer agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                          REQUIRED DOCUMENTATION
Death                                                       A certified copy of the shareholder's death certificate or, in the case of a trust, a certified copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered disabled if    A copy of the Social Security Administration award letter or a
he or she is unable to engage in any substantial gainful    letter from a physician on the physician's letterhead stating
activity by reason of any medically determinable physical   that the shareholder is permanently disabled. In the case of a
or mental impairment that can be expected to result in      trust, a copy of the trust agreement identifying the grantor
death or to be of long-continued and indefinite duration.   will be required. The letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account        A copy of the distribution form from the custodial firm
                                                            indicating (i) the date of birth of the shareholder and (ii)
                                                            that the shareholder is over age 70 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                           A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                                        A letter from the shareholder (for an IRA) or the plan
                                                            administrator/ trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

     PMFS reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.


CONVERSION FEATURE--CLASS B, CLASS M AND CLASS X SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase Class M shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class X shares will automatically convert to Class A shares on a quarterly basis approximately ten years after purchase (eight years in the case of Class X shares purchased prior to August 19, 1998). Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B, Class M and Class X shares, the number of Class B, Class M and Class X shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B, Class M and Class X shares purchased at least seven, eight or ten years, respectively, prior to the conversion date to (b) the total amount paid for all Class B, Class M and Class X shares purchased and then held in your account (2) multiplied by the total number of Class B shares, Class M and Class X purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B, Class M and Class X shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B, Class M and Class X shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven, eight or ten years, respectively, before such conversion date. For example, in the case of Class B shares, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class M and Class X shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class M and Class X shares during a month will be deemed to have been made on the last day of the month, or for Class B, Class M and Class X shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B, Class M and Class X shares was made. [For Class B, Class M and Class X shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B, Class M and Class X shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.]

     Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by the transfer agent, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class M and Class X shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the relevant Fund. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check to the transfer agent within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

     Each Fund makes available to its shareholders the Exchange Privilege. This privilege allows shareholders to exchange their shares of each Fund for shares of other Strategic Partners and JennisonDryden mutual funds, or one or more specified money market funds including Special Money Fund, subject in each case to the minimum investment requirements of such funds. Shares of such other Strategic Partners and JennisonDryden mutual funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans offering only certain of the Strategic Partners or JennisonDryden mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new Strategic Partners or JennisonDryden mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost that results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.

     CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of the other Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. ("Money Fund"). No fee or sales load will be imposed upon the exchange. Shareholders of Money Fund who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of Strategic Partners and JennisonDryden mutual funds.

     CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of other Strategic Partners and JennisonDryden mutual funds and shares of Special Money Fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and

Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Fund may also be exchanged for shares of Special Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


     CLASS M AND CLASS X. Shareholders of a Fund may exchange their Class M and Class X shares of the Fund for Class M and Class X shares, respectively, of other Strategic Partners [of other JennisonDryden] mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class M and Class X shares acquired as a result of the exchange. The applicable sales charge will be imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     CLASS R. Class R shares may be exchanged for Class R shares of other Strategic Partners or JennisonDryden mutual funds.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Strategic Partners and JennisonDryden mutual funds. Please note, however, that Strategic Partners Style Specific Funds do not currently offer Class Z shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:                        $ 100,000   $ 150,000   $ 200,000   $ 250,000
          --------------------                        ---------   ---------   ---------   ---------
          25 Years                                    $     105   $     158   $     210   $     263
          20 Years                                          170         255         340         424
          15 Years                                          289         438         578         722
          10 Years                                          547         820       1,093       1,366
          5 Years                                         1,361       2,041       2,721       3,402

          See "Automatic Investment Plan."

----------
     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Funds. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

     Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A Systematic Withdrawal Plan is available to shareholders through the Distributor, the transfer agent or your broker. The systematic withdrawal plan provides for monthly, or quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.

     In the case of shares held through the transfer agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested. See "Automatic Reinvestment of Dividends or Distributions" above.

     The transfer agent, the Distributor or the applicable dealer acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the transfer agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

          CONTRIBUTIONS                                  PERSONAL
          MADE OVER:                                      SAVINGS       IRA
          -------------                                  ---------   ---------
          10 years                                       $  26,283   $  31,291
          15 years                                          44,978      58,649
          20 years                                          68,739      98,846
          25 years                                          98,936     157,909
          30 years                                         137,316     244,692

     (1) The chart is for illustrative purposes only and does not represent the performance of the Funds or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

                                 NET ASSET VALUE

     Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually at 4:00 p.m., New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the value of investments listed on a securities exchange (other than options on stock and stock indexes) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an Adviser under procedures established by and under the general supervision of the Board.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Adviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities) are valued by the Valuation Committee or Board in consultation with the Manager or Adviser, as applicable, including their portfolio managers, traders, research and credit analysts and legal compliance personnel, on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the market in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or Advisers regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Strategic Partners or JennisonDryden mutual funds, and such other factors as may be determined by the Manager, Adviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Debt investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise, a primary market dealer).

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

GENERAL


     Each Fund has elected to be, and intends to remain qualified for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). This status relieves each Fund (but not its shareholders) from paying federal income tax on income and gains that are distributed to shareholders, and permits distributions of net capital gains of a Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Fund are held. Net capital gains of each Fund that are available to shareholders will be computed by taking into account any applicable capital loss carryforward. For federal income tax purposes, the Conservative Growth Fund has a capital loss carryforward as of
July 31, 2004 of approximately $       of which $       expires in    , $
expires in     , and $       expires in. Accordingly, no capital gains
distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Moderate Growth Fund has a capital loss
carryforward as of July 31, 2004 of approximately $      , of which $
expires in and $       expires in. Accordingly, no capital gains distribution is
expected to be paid to shareholders until net gains have been realized in excess of such amounts. As of July 31, 2004, the High Growth Fund had a capital loss
carryforward for tax purposes of approximately $       of which $       expires
in 2010 and $       expires in. Accordingly, no capital gains distribution is
expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     Qualification for treatment as a regulated investment company requires, among other things, that (a) each Fund derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income, including, but not limited to, gains from options, futures and forward contracts, derived with respect to its business of investing in such stocks, securities or currencies; (b) each Fund diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other registered investment companies); and (c) each Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. To the extent a Fund's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction. Distributions of net capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in a Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent any distribution on the shares was treated as long-term capital gain. Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by a Fund. A 4% nondeductible excise tax will be imposed on a Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. Any distributions of net investment income or net short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). See "Fund Distributions and Tax Issues" in the Prospectus.

     Under recently enacted legislation, certain dividends received by non-corporate shareholders (including individuals) may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain. Such rate generally would not apply to dividends received from the international and fixed income segments of the Funds.

ORIGINAL ISSUE DISCOUNT


     A Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities or borrow and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.


OPTIONS AND FUTURES TRANSACTIONS

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts ("Section 1256 contracts"). At the end of each year, such investments held by a Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions of Section 1256 contracts will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss realized by a Fund from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Fund from options held by the Fund (other than options that are "Section 1256 contracts"), as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss generally will be long-term or short-term depending upon whether the Fund held the particular option for more than one year.

     Options, futures and certain other transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

CURRENCY FLUCTUATIONS

     Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing each shareholder's basis in his or her shares.

FOREIGN WITHHOLDING


     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known and is expected to vary. It is not anticipated that any Fund will qualify to pass-through to the shareholders the ability to claim as a foreign tax credit the foreign taxes paid by a Fund.


BACKUP WITHHOLDING


     With limited exceptions, each Fund is required to withhold federal income tax currently at the rate of 28% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts so withheld generally may be credited against a shareholder's federal income tax liability or may entitle a shareholder to a refund, provided the requisite information is timely filed with the Internal Revenue Service.


PASSIVE FOREIGN INVESTMENT COMPANIES

     Each Fund may, from time to time, invest in passive foreign investment companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Each Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of a Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of market-to-market gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

OTHER TAXATION

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. The foregoing summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

                             PERFORMANCE INFORMATION


     AVERAGE ANNUAL TOTAL RETURN. The Trust may from time to time advertise the average annual total return of a Fund. Average annual total return is determined separately for Class A, Class B, Class C, Class M, Class R, Class X and Class Z Shares.


     Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

Where:   P =  a hypothetical initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.


     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


     Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T) (TO THE POWER OF n) = ATV SUB(D)

Where:   P =  a hypothetical initial payment of $1,000.
         T =  average annual total return (after taxes on distributions).
         n =  number of years.
         ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:


                    P(1+T) (TO THE POWER OF n) = ATV SUB(DR)

Where:   P =  a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemption).
         n =  number of years.
         ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


AGGREGATE TOTAL RETURN


     The Trust may from time to time advertise the aggregate total return of a Fund. A Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where:   P =  a hypothetical initial payment of $1,000.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     ADVERTISING. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's portfolio manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of Prudential, its affiliates and subsidiaries, and reference the assets, products and services of those entities.


     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.


                              FINANCIAL STATEMENTS

     The Trust's financial statements for the fiscal year ended July 31, 2004, incorporated in this SAI by reference to the Trust's 2004 annual reports to shareholders (File No. 811-8915), have been so incorporated in reliance on the
report of                   , independent auditors, given on authority of said
firm as experts in auditing and accounting. You may obtain a copy of the Funds' annual reports at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA--Debt rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB AND B--Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB, B, CCC, CC AND C--Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1--The rating C1 is reserved for income bonds on which no interest is being paid.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of Investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding Investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1--The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

     A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

     Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

     PRIME-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

     PRIME-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.


     NOT PRIME--Issuers rated Not Prime do not fall within any of the Prime rating categories.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION


     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

      APPENDIX III--DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING
                                   PROCEDURES


     The Board of Trustees of the Trust has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Funds authorize the Manager to delegate, in whole or in part, its proxy voting authority to the adviser or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

     The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's advisers the responsibility for voting the Fund's proxies. The adviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the adviser or its affiliates. The Manager expects that the adviser will notify the Manager at least annually of any such conflicts indentified and confirm how the issue was resolved. In addition, the Manager expects that the adviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC.

     A copy of the proxy voting policies of each Fund's Advisers follows:

EARNEST PARTNERS, LLC

JENNISON ASSOCIATES LLC

LAZARD ASSET MANAGEMENT LLC

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PRUDENTIAL INVESTMENT MANAGEMENT

RS INVESTMENT MANAGEMENT, LP (RS INVESTMENTS)

                                      III-1

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

         (a) (1) Certificate of Trust.(1)
             (2) Amendment to Certificate of Trust dated August 26, 1999.(8)
             (3) Amendment to Certificate of Trust dated September 4, 2001.(8)
             (4) Agreement and Declaration of Trust.(1)
             (5) Amendment No. 1 to Agreement and Declaration of Trust.(2)
             (6) Certificate of Correction of Certificate of Amendment to
                 Certificate of Trust dated May 14, 2002(11)

         (b) By-Laws.(1)

         (c) In response to this item, Registrant incorporates by reference the following provisions from its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit a(1) and Exhibit (b), defining rights of the Trust's shareholders: Articles III and V of Agreement and Declaration of Trust; Article III of By-Laws.

         (d) (1) Management Agreement between Registrant and Prudential Investments Fund Management LLC (PIFM).(3)
             (2) Subadvisory Agreement between PIFM and Pacific Investment Management Company (PIMCO) with respect to the Conservative Growth Fund dated May 5, 2000.(9)
             (3) Subadvisory Agreement between PIFM and PIMCO with respect to the Moderate Growth Fund dated May 5, 2000.(9)
             (4) Subadvisory Agreement between PIFM and Lazard Asset Management (Lazard) with respect to the Moderate Growth Fund.(3)
             (5) Subadvisory Agreement between PIFM and Lazard with respect to the High Growth Fund.(3)
             (6) Intentionally left blank.
             (7) Intentionally left blank.
             (8) Intentionally left blank.

             (9) Subadvisory Agreement between PIFM and RS Investment Management, LP with respect to the Conservative Growth, Moderate Growth and High Growth Funds dated November 20, 2002.(12)

             (10) Intentionally left blank.
             (11) Intentionally left blank.
             (12) Subadvisory Agreement between PIFM and Prudential Investment Management, Inc. (formerly The Prudential Investment Corporation)
             (PIM) with respect to the Conservative Growth Fund.(3)
             (13) Subadvisory Agreement between PIFM and PIM with respect to the Moderate Growth Fund.(3)
             (14) Subadvisory Agreement between PIFM and PIM with respect to the High Growth Fund.(3)
             (15) Subadvisory Agreement between PIFM and Jennison Associates LLC (Jennison) with respect to the Conservative Growth Fund.(3)
             (16) Subadvisory Agreement between PIFM and Jennison with respect to the Moderate Growth Fund.(3)
             (17) Subadvisory Agreement between PIFM and Jennison with respect to the High Growth Fund.(3)
             (18) Amendment to Subadvisory Agreement between PIFM and PIM with respect to each Fund dated November 19, 1999.(8)
             (19) Subadvisory Agreement between Prudential Investments LLC ("PI") and EARNEST Partners ("EARNEST") with respect to each Fund dated December 13, 2001.(11)

         (e) (1) Distribution Agreement between Registrant and Prudential Investment Management Services LLC (PIMS).(3)
             (2) Form of Selected Dealer Agreement(3)

         (f) Not applicable.

         (g) Custodian Contract between Registrant and The Bank of New York
             (BNY) dated November 7, 2002.(12)


         (h) (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services, Inc. (PMFS).(3)
             (2) Amendment to Transfer Agency and Services Agreement between Registrant and PMFS dated August 24, 1999.(8)

             (3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002.(12)


         (i) Opinion of counsel.(11)

         (j) Consent of independent auditors.*

         (l) Purchase Agreement.(3)

         (m) (1) Distribution and Service Plan for Class A shares.(1)
             (2) Distribution and Service Plan for Class B shares.(1)
             (3) Distribution and Service Plan for Class C shares.(1)

             (4) Distribution and Service Plan for Class M shares*
             (5) Distribution and Service Plan for Class R shares*
             (6) Distribution and Service Plan for Class X shares*


         (n) Rule 18f-3 Plan.*

         (p) (1) Code of Ethics of Jennison.(9)
             (2) Code of Ethics of PIMCO.(6)
             (3) Code of Ethics of Lazard dated August 15, 2000.(7)
             (4) Amended Code of Ethics of Registrant dated September 4,
             2002.(11)
             (5) Personal Securities Trading Policy of Prudential dated September 4, 2002.(11)
             (6) Code of Ethics of EARNEST Partners, LLC, dated October 1, 2001.(11)
             (7) Code of Ethics of RS Investments dated July 1, 2000 (amended on March 8, 2001).


         (q) (1) Powers of attorney dated August 1, 2003.(12)
             (2) Powers of attorney dated August 1, 2003.(12)


----------

*    To be filed by amendment.

(1) Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).

(2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on Form N-1A on September 17, 1998 (File No. 333-60561).
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on Form N-1A on October 7, 1999 (File No. 333-60561).

(4) Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 31, 2001 (File No. 33-15166).
(5) Incorporated by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Strategic Partners Series filed on March 27, 2000 (File No. 333-95849).
(6) Incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of The Target Portfolio Trust filed on May 1, 2000 (File No. 33-50476).
(7) Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Target Funds filed on October 31, 2000 (File No. 333-82621).
(8) Incorporated by reference to identically numbered exhibit to Registrant's Post-Effective Amendment No. 8 filed with the SEC on October 1, 2001.
(9) Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 30, 2002 (File No. 33-15166).

(10) Incorporated by reference to identically numbered exhibit to Registrant's Post-Effective Amendment No. 7 filed on Form N-1A on October 5, 2000.
(11) Incorporated by reference to Post-Effective No. 9 to the Registration Statement on Form N-1A filed on September 27, 2002.
(12) Incorporated by reference to identically numbered exhibit to Registrant's Post-Effective Amendment No. 10 filed on Form N-1A on October 3, 2003.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

   Not Applicable.

ITEM 25. INDEMNIFICATION.

   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(4)) to the Registration Statement) and Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

   Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2) through
(d)(19) to the Registration Statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

   Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

   (a)   PI

   See "How the Trust is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the SEC, as most recently amended (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

NAME AND ADDRESS      POSITION WITH PI                                           PRINCIPAL OCCUPATIONS
----------------      ----------------                                           ---------------------
Robert F. Gunia       Executive Vice President and Chief      Executive Vice President, and Chief Administrative
                       Administrative Officer                  Officer, PI; Vice President, Prudential; President, PIMS;
                                                               Executive Vice President, Chief Administrative Officer and
                                                               Director of American Skandia Investment Services, Inc.;
                                                               Executive Vice President and Director of American Skandia
                                                               Fund Services, Inc.; Executive Vice President, Chief
                                                               Administrative Officer and Director of American Skandia
                                                               Advisory Services, Inc.

William V. Healey     Executive Vice President and Chief      Executive Vice President, and Chief Legal Officer, PI; Vice
                       Legal Officer                           President and Associate General Counsel, Prudential;
                                                               Senior Vice President, Chief Legal Officer and Secretary,
                                                               PIMS; Executive Vice President and Chief Legal Officer of
                                                               American Skandia Investment Services, Inc., Executive
                                                               Vice President and Chief Legal Officer of American
                                                               Skandia Fund Services, Inc.; Executive Vice President and
                                                               Chief Legal Officer of American Skandia Advisory
                                                               Services, Inc.

Keithe L. Kinne       Executive Vice President                Executive Vice President, PI; Executive Vice President and
                                                               Director of American Skandia Investment Services, Inc.
                                                               and Executive Vice President and Director of American
                                                               Skandia Advisory Services, Inc.

Kevin B. Osborn       Executive Vice President                Executive Vice President, PI; Executive Vice President and
                                                               Director of American Skandia Investment Services, Inc.
                                                               and Executive Vice President and Director of American
                                                               Skandia Advisory Services, Inc.

Stephen Pelletier     Executive Vice President                Executive Vice President, PI

Judy A. Rice          Officer in Charge, President, Chief     Officer-in-Charge, President, Chief Executive Officer and
                       Executive Officer and Chief Operating   Chief Operating Officer; Officer-in-Charge, Director,
                       Officer                                 President, Chief Executive Officer and Chief Operating
                                                               Officer of American Skandia Investment Services, Inc.,
                                                               Officer-in-Charge, Director, President and Chief Executive
                                                               Officer of American Skandia Fund Services, Inc.;
                                                               Officer-in-Charge, Director, President, Chief Executive
                                                               Officer and Chief Operating Officer of American Skandia
                                                               Advisory Services, Inc.

Philip N. Russo       Executive Vice President, Chief         Executive Vice President, Chief Executive Officer and
                       Financial Officer and Treasurer         Treasurer, PI; Director of Jennison Associates, LLC;
                                                               Executive Vice President and Director of American Skandia
                                                               Investment Services, Inc. and Executive Vice President
                                                               and Director of American Skandia Advisory Services, Inc.

Lynn M. Waldvogel     Executive Vice President                Executive Vice President, PI; Chief Financial Officer and
                                                               Director of American Skandia Fund Services, Inc.;
                                                               Executive Vice President, Chief Financial Officer and
                                                               Director of American Skandia Advisory Services, Inc.

   (b)   JENNISON

   See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

   Information as to Jennison's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-5608), as most recently amended, the relevant text of which is incorporated herein by reference.

   (c)   PIM

   See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

   The business and other connections of PIM's directors and executive officers within the last two fiscal years are as set forth below. The address of each person, unless otherwise listed, is Gateway Center Two, Newark, NJ 07102.

NAME AND ADDRESS        POSITION WITH PIM                                          PRINCIPAL OCCUPATIONS
----------------        -----------------                                          ---------------------
Matthew J. Chanin       Director and Senior Vice President      Director and President of Prudential Equity Investors,
Gateway Center Four                                              Inc.; Chairman, Director and President of Prudential
Newark, NJ 01702                                                 Private Placement Investors, Inc.

Dennis M. Kass          Director and Vice President             Chairman, CEO and Director of Jennison Associates, LLC;
466 Lexington Avenue                                             Director of Prudential Trust Company
18th Floor
New York, NY 10017

Philip N. Russo         Director                                Director of Jennison Associates, LLC; Executive Vice
                                                                 President, Chief Financial Officer and Treasurer, PI

John R. Strangfeld, Jr. Chairman and Director                   Vice Chairman of Prudential Financial, Inc. (Prudential);
                                                                 Chairman, Director and CEO of Prudential Securities
                                                                 Group, Director and President of Prudential Asset
                                                                 Management Holding Company, Director of Jennison
                                                                 Associates LLC; Executive Vice President of The
                                                                 Prudential Insurance Company of America

James J. Sullivan       Director, Vice President and Managing   Chairman, Director, President and CEO of Prudential Trust
                         Director                                Company, Director and President of The Prudential Asset
                                                                 Management Company, Inc.

Bernard B. Winograd     Director, President & CEO               Senior Vice President of Prudential; Director of Jennison
                                                                 Associates LLC, Director and Vice President of Prudential
                                                                 Asset Management Holding Company.

   (d)   LAZARD

   See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

   Information as to the general members of Lazard Freres & Co. LLC is included in its Form ADV filed with the SEC (File No. 801-61701), as most recently amended, the relevant text of which is incorporated herein by reference.

   (e)   RS INVESTMENTS

   See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

   Information as to RS Investments directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-44125), as most recently amended, the relevant text of which is incorporated herein by reference.

   (f)   PIMCO

   See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

   Information as to PIMCO's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-48187), as most recently amended, the relevant text of which is incorporated herein by reference.

   (g)   EARNEST

   See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

   Information as to EARNEST's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-56189), as most recently amended, the relevant text of which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

   (a)   Prudential Investment Management Services LLC (PIMS)

   PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden

High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract-GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the Directors and officers of PIMS is set forth below:

                           POSITIONS AND                                                POSITIONS AND
                           OFFICES WITH                                                 OFFICES WITH
NAME(1)                    UNDERWRITER                                                  REGISTRANT
------                     ------------                                                 -------------
Edward P. Baird            Executive Vice President                                     None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin          Vice President and Treasurer                                 None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler       Senior Vice President and Chief Compliance Officer           None

Robert F. Gunia            President                                                    Vice President and Director

William V. Healey          Senior Vice President, Secretary and Chief Legal Officer     None

Michael J. McQuade         Senior Vice President and Chief Financial Officer            None

David R. Odenath           Executive Vice President                                     None

Stephen Pelletier          Executive Vice President                                     None

Scott G. Sleyster          Executive Vice President                                     None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd        Executive Vice President                                     None

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(1)The address of each person named is Gateway Center Three. 100 Mulberry
Street, Newark, NJ 07102 unless otherwise indicated.

   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, New York, 10286; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; Prudential Investment Management, Inc., 751 Broad Street, Newark, New Jersey 07102; RS Investment Management, LP, 338 Market Street, Suite 1700, San Francisco, California 94111; Earnest Partners, 75 14th Street, Suite 2300, Atlanta, Georgia 30309; Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112; Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660; and Prudential Mutual Fund Services LLC, 194 Wood Ave., South Iselin, NJ 08853. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), 31a-1(d), and 31a-1(f)
will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES.

   Other than as set forth under the captions "How the Trust is Managed--Manager", "How the Trust is Managed--Advisers and Portfolio Managers" and "How the Trust is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

   Not applicable.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 2nd day of August, 2004.


                                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS


                                   /s/               JUDY A. RICE
                                   ---------------------------------------------
                                              Judy A. Rice, President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE               TITLE                                                             DATE
                ---------               -----                                                             ----
/s/        DAVID E. A. CARSON*                                                                       August 2, 2004
-------------------------------------   Trustee                                                      --------------
           David E. A. Carson

/s/        ROBERT E. LABLANC*                                                                        August 2, 2004
-------------------------------------   Trustee                                                      --------------
            Robert E. LaBlanc

/s/     DOUGLAS H. MCCORKENDALE*                                                                     August 2, 2004
-------------------------------------   Trustee                                                      --------------
         Douglas H. McCorkendale

/s/         STEPHEN P. MUNN*                                                                         August 2, 2004
-------------------------------------   Trustee                                                      --------------
             Stephen P. Munn

/s/        RICHARD A. REDEKER*                                                                       August 2, 2004
-------------------------------------   Trustee                                                      --------------
           Richard A. Redeker

/s/          ROBIN B. SMITH*                                                                         August 2, 2004
-------------------------------------   Trustee                                                      --------------
             Robin B. Smith

/s/        STEPHEN STONEBURN*                                                                        August 2, 2004
-------------------------------------   Trustee                                                      --------------
            Stephen Stoneburn

/s/        CLAY T. WHITEHEAD*                                                                        August 2, 2004
-------------------------------------   Trustee                                                      --------------
            Clay T. Whitehead

/s/           JUDY A. RICE*                                                                          August 2, 2004
-------------------------------------   President and Trustee                                        --------------
              Judy A. Rice

/s/         ROBERT F. GUNIA*                                                                         August 2, 2004
-------------------------------------   Vice President and Trustee                                   --------------
             Robert F. Gunia

/s/         GRACE C. TORRES*                                                                         August 2, 2004
-------------------------------------   Treasurer and Principal Financial and Accounting Officer     --------------
             Grace C. Torres

/s/          LORI E. BOSTROM                                                                         August 2, 2004
-------------------------------------   as attorney-in-fact                                          --------------
             Lori E. Bostrom


----------

* Signs this document pursuant to powers of attorney filed herewith.